EXHIBIT 4.4


     SUBJECT TO COMPLETION, DATED _______ __, 1997
     PROSPECTUS SUPPLEMENT
     (TO PROSPECTUS DATED                , 1997)


                               $----------------
                    PARTNERS FIRST CREDIT CARD MASTER TRUST
             $__________ _____% CLASS A SERIES 1997-1 ASSET BACKED
                                 CERTIFICATES

             $__________ _____% CLASS B SERIES 1997-1 ASSET BACKED
                                 CERTIFICATES

                PARTNERS FIRST RECEIVABLES FUNDING CORPORATION
                                  TRANSFEROR

                         PARTNERS FIRST NATIONAL BANK
                                   SERVICER

                                _______________

     The _____% Class A Series 1997-1 Asset Backed Certificates (the "Class A Certificates") and the _____% Class B Series 1997-1 Asset Backed Certificates (the "Class B Certificates" and, together with the Class A Certificates, the "Offered Certificates") offered hereby will represent undivided interests in certain assets of the Partners First Credit Card Master Trust (the " Trust") created pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") among Partners First Receivables Funding Corporation ("PFRFC"), as transferor (in such capacity, the "Transferor"), Partners First National Bank (the "Bank"), as servicer (in such capacity, the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). The property of the Trust includes the receivables (the " Receivables") that are generated from time to time in a portfolio of consumer revolving credit card accounts (the "Accounts"), collections thereon, monies on deposit in certain accounts of the Trust, any Participation Interests included in the Trust, collections thereon and the benefits of a Yield Supplement Account and a Cash Collateral Account. In addition, the Collateral Interest (as defined herein) will be issued in the initial amount of $ and will be subordinated to the Offered Certificates as described herein. The Transferor initially will own the remaining undivided interest in the Trust not represented by the Offered Certificates, the Collateral Interest and the other investor certificates or interests issued by the Trust. (continued on next page)

     THE FRACTIONAL UNDIVIDED INTEREST IN THE TRUST REPRESENTED BY THE CLASS B CERTIFICATES WILL BE SUBORDINATED TO THE EXTENT NECESSARY TO FUND PAYMENTS WITH RESPECT TO THE CLASS A CERTIFICATES TO THE EXTENT DESCRIBED HEREIN.

     POTENTIAL INVESTORS SHOULD CONSIDER THE INFORMATION SET FORTH IN "RISK FACTORS" COMMENCING ON PAGE S-18 HEREIN AND ON PAGE 24 IN THE PROSPECTUS.


 THE OFFERED CERTIFICATES REPRESENT BENEFICIAL INTERESTS IN THE TRUST ONLY AND WILL NOT REPRESENT INTERESTS IN OR OBLIGATIONS OF THE TRANSFEROR, THE BANK
     OR ANY AFFILIATE OF EITHER THEREOF. AN OFFERED CERTIFICATE IS NOT
           A DEPOSIT AND NEITHER THE OFFERED CERTIFICATES NOR THE
             UNDERLYING ACCOUNTS OR RECEIVABLES ARE INSURED OR
                GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE
                   CORPORATION OR ANY OTHER GOVERNMENTAL
                         AGENCY OR INSTRUMENTALITY.

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
     EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
         SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
             COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF
             THIS PROSPECTUS SUPPLEMENT OR THE PROSPECTUS. ANY
                REPRESENTATION TO THE CONTRARY IS A CRIMINAL
                                  OFFENSE.



                                   Price to   Underwriting  Proceeds to the
                                   Public(1)    Discount    Transferor(1)(2)
                  Per Class  A         %            %               %
                  Certificate
                  Per Class  B         %            %               %
                  Certificate
                  Total . .            $            $               $
__________


     (1) Plus accrued interest, if any, at the Class A Certificate Rate or the Class B Certificate Rate, as applicable, from , 1997.


     (2) Before deduction of expenses payable by the Transferor, estimated to be $ .



     The Offered Certificates are offered by the Underwriters when, as and if issued by the Trust and accepted by the Underwriters and subject to the Underwriters' right to reject orders in whole or in part. It is expected that the Offered Certificates will be delivered in book-entry form on or about , 1997, through the facilities of The Depository Trust Company, Cedel Bank, societe anonyme and the Euroclear System.

                              _______________


                 UNDERWRITERS OF THE CLASS A CERTIFICATES

MERRILL LYNCH & CO.


                 UNDERWRITERS OF THE CLASS B CERTIFICATES

MERRILL LYNCH & CO.

                              _______________

     The date of this Prospectus Supplement is _______________, 1997.




     The Transferor may offer from time to time other series of certificates that evidence undivided interests in certain assets of the Trust, which may have terms significantly different from the Offered Certificates and which are not offered hereby. The issuance of additional series of certificates may impact the timing or amount of payments received by holders of the Offered Certificates.


     Interest will accrue on the Class A Certificates at the rate of ____% per annum (the "Class A Certificate Rate"). Interest will accrue on the Class B Certificates at the rate of ____% per annum (the "Class B Certificate Rate"). Interest with respect to the Certificates will be paid on ______________ and on the ____th day of each month thereafter (or, if any such ____th day is not a business day, the next succeeding business day) (each, a "Distribution Date"). Interest on the Offered Certificates will be calculated on the basis of a 360-day year consisting of twelve 30-day months.


     Principal with respect to the Class A Certificates is scheduled to be distributed on the ___________ Distribution Date (the "Class A Scheduled Payment Date"), but may be paid earlier or later under certain limited circumstances described herein. Principal with respect to the Class B Certificates is scheduled to be distributed on the ___________ Distribution Date (the "Class B Scheduled Payment Date"), but may be paid earlier or later under certain limited circumstances described herein. See
"Maturity Considerations" and "Series Provisions   Pay Out Events" herein
and "Description of the Certificates   Pay Out Events and Reinvestment
Events" in the Prospectus. Principal payments will not be made to Class B Certificateholders until the final principal payment has been made in
respect of the Class A Certificates. See "Series Provisions   Principal
Payments."

There currently is no secondary market for the Offered Certificates, and there is no assurance that one will develop or, if one does develop, that it will continue until the Offered Certificates are paid in full.

                              _______________



     CERTAIN PERSONS PARTICIPATING IN THIS OFFERING MAY ENGAGE IN
TRANSACTIONS THAT STABILIZE, MAINTAIN, OR OTHERWISE AFFECT THE PRICE OF THE OFFERED CERTIFICATES. SUCH TRANSACTIONS MAY INCLUDE STABILIZING AND THE PURCHASE OF THE OFFERED CERTIFICATES TO COVER SYNDICATE SHORT POSITIONS. FOR A DESCRIPTION OF THESE ACTIVITIES, SEE "UNDERWRITING" HEREIN.
                              _______________

     THE OFFERED CERTIFICATES CONSTITUTE A SEPARATE SERIES OF INVESTOR CERTIFICATES BEING OFFERED BY THE TRUST FROM TIME TO TIME PURSUANT TO A
PROSPECTUS DATED       , 1997. THIS PROSPECTUS SUPPLEMENT DOES NOT CONTAIN
COMPLETE INFORMATION ABOUT THE OFFERING OF THE OFFERED CERTIFICATES. ADDITIONAL INFORMATION IS CONTAINED IN THE PROSPECTUS AND PURCHASERS ARE URGED TO READ BOTH THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS IN FULL. SALES OF THE OFFERED CERTIFICATES MAY NOT BE CONSUMMATED UNLESS THE PURCHASER HAS RECEIVED BOTH THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS.

     UPON RECEIPT OF A REQUEST BY AN INVESTOR, OR HIS OR HER
REPRESENTATIVE, WITHIN THE PERIOD DURING WHICH THERE IS A PROSPECTUS DELIVERY OBLIGATION, THE UNDERWRITERS WILL TRANSMIT OR CAUSE TO BE TRANSMITTED PROMPTLY, WITHOUT CHARGE AND IN ADDITION TO ANY SUCH DELIVERY REQUIREMENTS, A PAPER COPY OF A PROSPECTUS SUPPLEMENT AND A PROSPECTUS OR A PROSPECTUS SUPPLEMENT AND A PROSPECTUS IN ELECTRONIC FORMAT.



                             TABLE OF CONTENTS

SUMMARY OF SERIES TERMS . . . . . . . . . . . . . . . . . . . . . . .  S-4

RISK FACTORS  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-17

MATURITY CONSIDERATIONS . . . . . . . . . . . . . . . . . . . . . . .  S-17


THE BANK PORTFOLIO  . . . . . . . . . . . . . . . . . . . . . . . . .  S-19
     General  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-19
     Loss and Delinquency Experience  . . . . . . . . . . . . . . . .  S-19
     Revenue Experience . . . . . . . . . . . . . . . . . . . . . . .  S-21
     Interchange  . . . . . . . . . . . . . . . . . . . . . . . . . .  S-22
     Payment Rates  . . . . . . . . . . . . . . . . . . . . . . . . .  S-22


THE RECEIVABLES . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-23


USE OF PROCEEDS . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-24

THE SERVICER  . . . . . . . . . . . . . . . . . . . . . . . . . . . .. S-24

SERIES PROVISIONS . . . . . . . . . . . . . . . . . . . . . . . . . .  S-25
     Interest Payments  . . . . . . . . . . . . . . . . . . . . . . .  S-25
     Principal Payments . . . . . . . . . . . . . . . . . . . . . . .  S-26
     Subordination of the Class B Certificates and the Collateral
          Interest  . . . . . . . . . . . . . . . . . . . . . . . . .  S-27
     Allocation Percentages . . . . . . . . . . . . . . . . . . . . .  S-27
     Principal Funding Account  . . . . . . . . . . . . . . . . . . .  S-30
     Reserve Account  . . . . . . . . . . . . . . . . . . . . . . . .  S-30
     Reallocation of Cash Flows . . . . . . . . . . . . . . . . . . .  S-31
     Application of Collections . . . . . . . . . . . . . . . . . . .  S-33
     Cash Collateral Account; Required Enhancement Amount . . . . . .  S-37
     Defaulted Receivables; Investor Charge-Offs  . . . . . . . . . .  S-38
     Paired Series  . . . . . . . . . . . . . . . . . . . . . . . . .  S-40
     Pay Out Events . . . . . . . . . . . . . . . . . . . . . . . . .  S-40
     Servicing Compensation and Payment of Expenses . . . . . . . . .  S-41
     Series Termination . . . . . . . . . . . . . . . . . . . . . . .  S-42
     Reports  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-42

UNDERWRITING  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-43

LEGAL MATTERS . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-44

INDEX OF DEFINED TERMS  . . . . . . . . . . . . . . . . . . . . . . .  S-45



                          SUMMARY OF SERIES TERMS


          The following is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus Supplement and the accompanying Prospectus. Reference is made to the Index of Defined Terms beginning on page S-46 of this Prospectus Supplement and on page 86 of the Prospectus for the location herein and therein of the definitions of certain capitalized terms used herein. Certain capitalized terms used but not defined herein have the meanings assigned to them in the Prospectus.

     Trust . . . . . . . . .       Partners First Credit Card Master
                                  Trust (the "Trust").

     Title of Securities . .      $____________  aggregate principal
                                  amount of ___% Class A Series 1997-1
                                  Asset Backed Certificates (the
                                  "Class A Certificates") and
                                  $__________   aggregate principal
                                  amount of ___% Class B Series 1997-1
                                  Asset Backed Certificates (the
                                  "Class B Certificates" and, together
                                  with the Class A Certificates, the
                                  "Offered Certificates").


     Initial Invested Amount      $                 (the "Initial
                                  Invested Amount").

     Class A Initial Invested
     Amount . . . . . . . . .     $                 (the " Class A
                                  Initial Invested Amount").

     Class B Initial Invested
     Amount . . . . . . . . .     $              (the " Class B Initial
                                  Invested Amount").

     Collateral Initial Invested
     Amount . . . . . . . . .     $             (the " Collateral Initial
                                  Invested Amount").


      Required Transferor Amount  For any date, 7% of the    sum of (i)
                                  the average Principal Receivables for
                                  such period and (ii) the average
                                  principal amount on deposit in the
                                  Special Funding Account, the Principal
                                  Funding Account and any other account
                                  specified from time to time pursuant to
                                  the Pooling and Servicing Agreement or
                                  any Series Supplement for such period;
                                  provided, however, that the Transferor
                                  may reduce the Required Transferor Amount to not less than 2% of the sum of the amount specified in clauses (i) and (ii) above upon satisfaction of the Rating
                                  Agency Condition and certain other
                                  conditions to be set forth in the Pooling and Servicing Agreement.


     Class A Certificate Rate     ____% per annum.

     Class B Certificate Rate     ____% per annum.


     Distribution Dates  . .      On __________, 1997 and on the ___th
                                  day of each month thereafter (or if
                                  any such ___th day is not a business
                                  day, the next succeeding business
                                  day).

     Controlled Accumulation
     Amount . . . . . . . . .     For each Distribution Date with respect
                                  to the Controlled Accumulation Period,
                                  $___; except that, if the commencement of the Controlled Accumulation Period is delayed as described herein under "Series
                                  Provisions Principal Payments," the
                                  Controlled Accumulation Amount for each
                                  Distribution Date with respect to the
                                  Controlled Accumulation Period will be
                                  determined as described under "Series
                                  Provisions Application of Collections
                                  Payments of Principal."

     Class A Scheduled Payment
     Date . . . . . . . . . . .   The _____________ Distribution Date.

     Class B Scheduled Payment
     Date . . . . . . . . . . .   The _____________ Distribution Date.

     Closing Date   . . . . . .   ____________, 1997 (the "Closing Date").

     Series Invested Amount . .   The Initial Invested Amount.


     The Offered Certificates;
     the Collateral Interest  .   Each of the Offered Certificates
                                  represents an undivided interest in
                                  the Trust. The portion of the Trust
                                  Assets allocated to Series 1997-1
                                  (the "Offered Series") as described
                                  under "Description of the Pooling
                                  and Servicing Agreement
                                  Allocations" in the Prospectus will
                                  be further allocated among the
                                  interest of the holders of the Class
                                  A Certificates (the "Class A
                                  Certificateholders' Interest"), the
                                  interest of the holders of the Class
                                  B Certificates (the "Class B
                                  Certificateholders' Interest") and
                                  the interest of the Collateral
                                  Interest Holder (as defined below),
                                  and the interest of the holders of
                                  the Transferor Certificate (the "
                                  Transferor's Interest"), as
                                  described below. The Class A
                                  Certificateholders' Interest and the
                                  Class B Certificateholders' Interest
                                  are sometimes collectively referred
                                  to herein as the "Offered
                                  Certificateholders' Interest."  The
                                  holders of the Offered
                                  Certificateholders' Interest are
                                  referred to herein as the "Series
                                  Certificateholders." A specified
                                  undivided interest in the Trust
                                  Assets (the "Collateral Interest")
                                  in the initial amount of $
                                  (which amount represents ___% of the
                                  sum of the Class A Initial Invested
                                  Amount, the Class B Initial Invested
                                  Amount and the Collateral Initial
                                  Invested Amount) and funds on
                                  deposit in the Cash Collateral
                                  Account in an initial amount of
                                  $_______ (which amount represents
                                  ___% of the sum of the Class A
                                  Initial Invested Amount, the Class B
                                  Initial Invested Amount and the
                                  Collateral Initial Invested Amount)
                                  constitute Credit Enhancement for
                                  the Offered Certificates. The holder
                                  of the Collateral Interest is
                                  referred to herein as the
                                  "Collateral Interest Holder."
                                  Allocations will be made to the
                                  Collateral Interest and the
                                  Collateral Interest Holder will have
                                  voting and certain other rights as
                                  if the Collateral Interest were a
                                  subordinated   class of Offered
                                  Certificates. For purposes of this
                                  Prospectus Supplement,  the
                                  "Collateral Interest" will be deemed
                                  to be the "Enhancement Invested
                                  Amount" for the Offered Certificates
                                  for all purposes under the
                                  Prospectus. The Transferor's
                                  Interest will represent the right to
                                  the assets of the Trust not
                                  allocated to the Class A
                                  Certificateholders' Interest, the
                                  Class B Certificateholders'
                                  Interest, the Collateral Interest or
                                  the holders of other interests in
                                  the Trust. The principal amount of
                                  the Transferor's Interest will
                                  fluctuate as the amount of
                                  Receivables in the Trust changes
                                  from time to time.


                                  The aggregate amount of Principal
                                  Receivables allocated to the Offered
                                  Certificateholders' Interest and the
                                  Collateral Interest (the "Invested
                                  Amount") will be $           on the
                                  Closing Date (the "Initial Invested
                                  Amount").

                                  The aggregate amount of Principal
                                  Receivables allocable to the Class A
                                  Certificateholders' Interest (as
                                  more fully defined herein, the
                                  "Class A Invested Amount") will be
                                  $____ on the Closing Date (the "Class
                                  A Initial Invested Amount"). The
                                  aggregate amount of Principal
                                  Receivables allocable to the Class B
                                  Certificateholders' Interest (as
                                  more fully defined herein, the

                                  "Class B Invested Amount") will be
                                  $ ____ on the Closing Date (the "Class
                                  B Initial Invested Amount"). The
                                  aggregate amount of Principal
                                  Receivables allocable to the
                                  Collateral Interest (as more fully
                                  defined herein, the "Collateral
                                  Invested Amount") will be $
                                  on the Closing Date (the "Collateral
                                  Initial Invested Amount"). The Class
                                  B Certificateholders' Interest will
                                  decline in certain circumstances as
                                  a result of (a) the allocation to
                                  the  Class B Certificateholders'
                                  Interest of certain Defaulted
                                  Amounts,  including such amounts
                                  otherwise allocable to the Class A
                                  Certificateholders' Interest when
                                  the Collateral Interest is zero, and
                                  (b) the reallocation of collections
                                  of Principal Receivables otherwise
                                  allocable to the Class B
                                  Certificateholders' Interest to fund
                                  certain payments in respect of the
                                  Class A Certificates. Any such
                                  reductions in the Class B
                                  Certificateholders' Interest may be
                                  reimbursed out of Excess Spread, if
                                  any, Excess Finance Charge
                                  Collections allocable to the Offered
                                  Series, if any, and the reallocation
                                  of certain amounts allocable to the
                                  Collateral Interest as described
                                  herein. During the Controlled
                                  Accumulation Period, for the purpose
                                  of allocating collections of Finance
                                  Charge Receivables and the Defaulted
                                  Amount with respect to each Monthly
                                  Period, the Class A
                                  Certificateholders' Interest will be
                                  further reduced (in an amount not to
                                  exceed the Class A Invested Amount)
                                  by the amount on deposit in the
                                  Principal Funding Account (as so
                                  reduced, the "Class A Adjusted
                                  Invested Amount") and the Class B
                                  Certificateholders' Interest will be
                                  further reduced by the amount by
                                  which the amount on deposit in the
                                  Principal Funding Account exceeds
                                  the Class A Invested Amount (as so
                                  reduced, the "Class B Adjusted
                                  Invested Amount," and, together with
                                  the Class A Adjusted Invested Amount
                                  and the Collateral Invested Amount,
                                  the "Adjusted Invested Amount"). The
                                  principal amount of the Transferor's
                                  Interest will fluctuate as the
                                  amount of Principal Receivables in
                                  the Trust, the adjusted invested
                                  amount of each Series and the
                                  amounts on deposit in the Special
                                  Funding Account change from time to
                                  time.

                                  The Class A Certificates, the Class
                                  B Certificates and the Collateral
                                  Interest will each include the right
                                  to receive (but only to the extent
                                  needed to make payments of interest
                                  on each Interest Payment Date at the
                                  applicable certificate rate and
                                  payments of principal and subject to
                                  any reallocation of such amounts as
                                  described herein), varying
                                  percentages of the collections of
                                  Finance Charge Receivables and
                                  Principal Receivables and will be
                                  allocated varying percentages of the
                                  Defaulted Amount with respect to
                                  each Monthly Period. Collections of
                                  Finance Charge Receivables and
                                  Principal Receivables and the
                                  Defaulted Amount will be allocated
                                  to the Offered Series based on the
                                  Series Allocation Percentage for the
                                  Offered Series (subject to
                                  reallocation, in the case of certain
                                  Series Allocable Finance Charge
                                  Collections, to other Series in
                                  Group I as described under
                                  "Description of the Pooling and
                                  Servicing Agreement   Reallocations
                                  Among Certificates of Different
                                  Series within a Reallocation Group"
                                  in the Prospectus). Reallocated
                                  Investor Finance Charge Collections
                                  and the Investor Default Amount will
                                  be further allocated to the holders
                                  of the Class A Certificates and the
                                  holders of the Class B Certificates
                                  and the Collateral Interest based on
                                  the Class A Floating Percentage and
                                  the Class B Floating Percentage and
                                  the Collateral Floating Percentage,
                                  respectively (each defined herein).
                                  The Principal Allocation Percentage
                                  of Series Allocable Principal
                                  Collections will be allocated to the
                                  holders of the Class A Certificates,
                                  the Class B Certificates and the
                                  Collateral Interest based on the
                                  Class A Principal Percentage, the
                                  Class B Principal Percentage and the
                                  Collateral Principal Percentage,
                                  respectively (each defined herein).

     Other Series  . . . . .      The Offered Certificates will be the
                                  first Series of investor
                                  certificates issued by the Trust.
                                  Additional Series are expected to be
                                  issued from time to time by the
                                  Trust. See "Description of  the
                                  Pooling and Servicing Agreement
                                  New Issuances" and "Reallocations
                                  Among Certificates of Different
                                  Series within a Reallocation Group"
                                  in the Prospectus and "Maturity
                                  Considerations" herein.

     Receivables . . . . . .      The Receivables arise in Accounts
                                  that have been selected from the
                                  total portfolio of VISA and
                                  MasterCard accounts serviced by the
                                  Bank, based on criteria provided in
                                  the Pooling and Servicing Agreement
                                  as applied on the Initial Cut-Off
                                  Date and as more fully described
                                  herein under "The Bank Portfolio."
                                  The aggregate amount of Receivables
                                  in the Accounts as of       , 1997
                                  was $      , comprised of $       of
                                  Principal Receivables and $       of
                                  Finance Charge Receivables.

     Denominations . . . . .      Beneficial interests in the Offered
                                  Certificates will be offered for
                                  purchase in denominations of $1,000
                                  and integral multiples thereof.

     Registration of the
     Offered Certificates . .     The Offered Certificates initially will
                                  be represented by Certificates registered in the name of Cede, as the nominee of DTC. No purchaser of an Offered
                                  Certificate will be entitled to receive a definitive certificate except under certain limited circumstances described in the Prospectus. Purchasers of the Offered Certificates may elect to hold their Certificates through DTC (in the United States) or Cedel or Euroclear (in
                                  Europe). See "Description of the
                                  Certificates Definitive Certificates" in the Prospectus.

     Servicing Fee . . . . .      The Servicing Fee Rate for the
                                  Offered Certificates will be 2.0%
                                  per annum.   On each Transfer Date,
                                  Servicer Interchange with respect to
                                  the related Monthly Period will be
                                  withdrawn from the Collection
                                  Account and paid to the Servicer in
                                  respect of the Servicing Fee.  The
                                  Class A Servicing Fee, the Class B
                                  Servicing Fee and the Collateral
                                  Interest Servicing Fee will be paid
                                  on each Distribution Date as
                                  described under "Series Provisions
                                  Application of Collections   Payment
                                  of Fees, Interest and Other Items"
                                  and "  Servicing Compensation and
                                  Payment of  Expenses" herein. See
                                  "Description of the Certificates
                                  Servicing Compensation and Payment
                                  of Expenses" in the Prospectus.


  Revolving Period and
  Controlled Accumulation
  Period . . . . . . . . .        The "Revolving Period" with respect to the
                                  Offered Certificates means the period
                                  from and excluding , 1997 (the "Series
                                  Cut-Off Date"), to, but not including,
                                  the earlier of (a) the commencement of
                                  the controlled accumulation period with
                                  respect to the Offered Certificates (the
                                  "Controlled Accumulation Period") and (b) the commencement of the Early
                                  Amortization Period. Unless a Pay Out
                                  Event has occurred, the Controlled
                                  Accumulation Period will commence at the close of business on ; provided, that subject to the conditions set forth under "Series Provisions Principal Payments" herein, the day on which the Revolving
                                  Period ends and the Controlled
                                  Accumulation Period begins may be delayed to no later than the close of business on ____________. The Controlled Accumulation
                                  Period will end on the earliest of (a)
                                  the commencement of the Early
                                  Amortization Period, (b) the payment in
                                  full of the Invested Amount and (c) the
                                  Series Termination Date for the Offered
                                  Series (the " Stated Series Termination
                                  Date"). No principal will be payable to
                                  Class A Certificateholders until the
                                  ____________ Distribution Date (the "
                                  Class A Scheduled Payment Date"), or,
                                  upon the occurrence of a Pay Out Event as described herein, the first Distribution
                                  Date with respect to the Early
                                  Amortization Period. No principal will be payable to the Class B Certificateholders until the Class A Invested Amount is paid in full. Principal with respect to the Class B Certificates is expected to be distributed on the _____ Distribution
                                  Date (the "Class B Scheduled Payment
                                  Date"). No principal will be payable to
                                  the Collateral Interest Holder until the Class B Invested Amount is paid in full;
                                  provided, that during the Revolving
                                  Period or the Controlled Accumulation
                                  Period, certain collections of Principal
                                  Receivables allocable to the Offered
                                  Certificateholders' Interest and the
                                  Collateral Interest will be paid to the
                                  Collateral Interest Holder to the extent the sum of the Collateral Invested Amount and the Available Cash Collateral Amount exceeds the Required Enhancement Amount.
                                  For the period beginning on the Closing
                                  Date and ending with the commencement of the Controlled Accumulation Period or the Early Amortization Period, collections of
                                  Principal Receivables otherwise allocable to the Offered Certificateholders'
                                  Interest and the Collateral Interest
                                  (other than collections of Principal
                                  Receivables allocated to the Class B
                                  Certificateholders' Interest and the
                                  Collateral Interest ("Reallocated
                                  Principal Collections") that are used to pay any deficiency in the Class A
                                  Required Amount or Class B Required
                                  Amount) will, subject to certain
                                  limitations, be treated as Shared
                                  Principal Collections and applied to
                                  cover principal payments due to or for
                                  the benefit of certificateholders of
                                  other Principal Sharing Series, or paid
                                  to the holders of the Transferor
                                  Certificates or, in certain
                                  circumstances, deposited in the Special
                                  Funding Account. See "Series Provisions
                                  Pay Out Events" herein and "Description
                                  of the Certificates Pay Out Events and
                                  Reinvestment Events" in the Prospectus
                                  for a discussion of the events which
                                  might lead to the termination of the
                                  Revolving Period prior to the
                                  commencement of the Con trolled
                                  Accumulation Period. In addition, see
                                  "Series Provisions Principal Payments"
                                  herein and "Description of the Pooling
                                  and Servicing Agreement Shared Principal
                                  Collections" in the Prospectus.


 Early Amortization Period. .     During the period from the day on which
                                  a Pay Out Event has occurred and ending
                                  on the earlier of (a) the payment of the Invested Amount in full and (b) the Stated Series Termination Date (the
                                  "Early Amortization Period"), Available
                                  Principal Collections (as defined herein) will be distributed monthly on each Distribution Date to the holders of the Class A Certificates and, following payment in full of the Class A Invested
                                  Amount, to the holders of the Class B
                                  Certificates and, following payment in
                                  full of the Class B Invested Amount, to
                                  the Collateral Interest Holder beginning with the Distribution Date in the month following the commencement of the Early
                                  Amortization Period. See "Series
                                  Provisions Pay Out Events" herein and
                                  "Description of the Certificates Pay Out
                                  Events and Reinvestment Events" in the
                                  Prospectus for a discussion of the events which might lead to the commencement of the Early Amortization Period.

     Subordination of the
     Class B Certificates
     and the Collateral
     Interest . . . . . . . .     The Class B Certificates and the
                                  Collateral Interest will be subordinated, as described herein, to the extent necessary to fund payments with respect to the Class A Certificates as described herein. In addition, the Collateral
                                  Interest will be subordinated to the
                                  extent necessary to fund certain payments with respect to the Class B Certificates.
                                  If the Collateral Interest is reduced to zero, holders of the Class B Certificates will bear directly the credit and other risks associated with their interest in the Trust. To the extent the Class B
                                  Invested Amount is reduced, the
                                  percentage of collections of Finance
                                  Charge Receivables allocable to holders
                                  of the Class B Certificates in subsequent
                                  Monthly Periods will be reduced.
                                  Moreover, to the extent the amount of
                                  such reduction in the Class B Invested
                                  Amount is not reimbursed, the amount of
                                  principal distributable to holders of the Class B Certificates will be reduced.
                                  Such reductions of the Class B Invested
                                  Amount will thereafter be reimbursed and the Class B Invested Amount increased on each Distribution Date by the amount, if any, of Excess Spread and Excess Finance
                                  Charge Collections allocable to the
                                  Offered Series for such Distribution Date available for that purpose. See
                                  "Description of the Pooling and Servicing
                                  Agreement Credit Enhancement
                                  Subordination" in the Prospectus.

     Cash Collateral Account .    The Offered Certificates will have
                                  the benefit of an account (the "Cash
                                  Collateral Account"), which will be
                                  held in the name of the Trustee for
                                  the benefit of the Series
                                  Certificateholders. On the Closing
                                  Date, the Transferor will deposit
                                  $____________ (the "Initial Cash
                                  Collateral Amount") into the Cash
                                  Collateral Account from the proceeds
                                  of the sale of the Offered
                                  Certificates.   Withdrawals will be
                                  made from the Cash Collateral
                                  Account, to the extent of available
                                  funds on deposit therein, to pay the
                                  Class A Required Amount and the
                                  Class B Required Amount. The amount
                                  of funds available on deposit in the
                                  Cash Collateral Account may be
                                  increased (i) under certain
                                  circumstances, and subject to
                                  certain conditions described herein,
                                  in connection with the application
                                  of collections of Principal
                                  Receivables to decrease the
                                  Collateral Invested Amount and (ii)
                                  to the extent Excess Spread and
                                  Excess Finance Charge Collections
                                  are required and available to be
                                  deposited therein.  See "Series
                                  Provisions   Cash Collateral
                                  Account; Required Enhancement
                                  Amount."


     Yield Supplement Account .   The Offered Certificates will have
                                  the benefit of an account (the "Yield
                                  Supplement Account"), which will be held in the name of the Trustee for the benefit of the holders of the Offered
                                  Certificates. On the Closing Date, the
                                  Transferor will deposit $__________ (the
                                  "Initial Yield Supplement Deposit") into the Yield Supplement Account from the proceeds of the issuance of the Offered
                                  Certificates. On each Distribution Date, an amount equal to the Yield Supplement
                                  Draw Amount will be released and
                                  deposited into the Collection Account and will be treated as collections of Finance
                                  Charge Receivables allocable to the
                                  Offered Certificates. The Yield
                                  Supplement Account will not be
                                  replenished following the withdrawals of amounts on deposit therein on any Distribution Date. The "Yield Supplement
                                  Draw Amount" means ___% of the Initial
                                  Yield Supplement Deposit for the six
                                  Distribution Dates from and including the ______ __, 199_ Distribution Date through and including the ______ ___, 1998
                                  Distribution Date, and ___% of the
                                  Initial Yield Supplement Deposit for the six Distribution Dates from and including the ________ __, 1998 Distribution Date through and including the ___________ __, 199_ Distribution Date. See "Description of the Certificates -- Yield Supplement
                                  Account."

     Additional Amounts
     Available to Series
     Certificateholders . . .     With respect to any Distribution Date,
                                  Excess Spread and Excess Finance Charge
                                  Collections allocable to the Offered
                                  Series will be applied to fund the Class
                                  A Required Amount and the Class B
                                  Required Amount, as well as certain other items. The " Class A Required Amount" means with respect to any Distribution
                                  Date the amount, if any, by which the sum of (a) the Class A Monthly Interest due on such Distribution Date and any overdue
                                  Class A Monthly Interest and Class A
                                  Additional Interest thereon, (b) if the
                                  Bank or an affiliate of the Bank is no
                                  longer the Servicer, the Class A
                                  Servicing Fee for the related Monthly
                                  Period and any overdue Class A Servicing
                                  Fee and (c) the Class A Investor Default
                                  Amount, if any, for the related Monthly
                                  Period exceeds the Class A Available
                                  Funds for the related Monthly Period. The
                                  " Class B Required Amount" means the
                                  amount equal to the sum of (a) the
                                  amount, if any, by which the sum of (i)
                                  Class B Monthly Interest due on the
                                  related Distribution Date and any overdue
                                  Class B Monthly Interest and Class B
                                  Additional Interest thereon and (ii) if
                                  the Bank or an affiliate of the Bank is
                                  no longer the Servicer, the Class B
                                  Servicing Fee for the related Monthly
                                  Period and any overdue Class B Servicing
                                  Fee exceeds the Class B Available Funds
                                  for the related Monthly Period and (b)
                                  the Class B Investor Default Amount, if
                                  any, for the related Monthly Period. The
                                  " Required Amount" for any Monthly Period shall mean the sum of (a) the Class A
                                  Required Amount and (b) the Class B
                                  Required Amount for such Monthly Period.
                                  " Excess Spread" for any Transfer Date
                                  will equal the sum of (a) the excess of
                                  (i) Class A Available Funds for the
                                  related Monthly Period over (ii) the sum of the amounts referred to in clauses
                                  (a), (b) and (c) in the definition of
                                  "Class A Required Amount" above and (b)
                                  the excess of (i) Class B Available Funds for the related Monthly Period over (ii) the sum of the amounts referred to in clauses (a)(i) and (ii) in the definition of "Class B Required Amount" above and
                                  (c) Collateral Available Funds (defined
                                  herein) for the related Monthly Period
                                  not used, if the Bank or an affiliate of the Bank is no longer the Servicer, to pay the Collateral Interest Servicing
                                  Fee, as described herein.


                                  If, on any Distribution Date, Excess
                                  Spread and Excess Finance Charge
                                  Collections allocable to the Offered
                                  Series are less than the Class A Required
                                  Amount, the amount, if any, available on
                                  deposit in the Cash Collateral Account
                                  will be used to fund the remaining Class
                                  A Required Amount. If such amount on
                                  deposit in the Cash Collateral Account is
                                  exhausted, Reallocated Principal
                                  Collections allocable first to the
                                  Collateral Interest and then to the Class
                                  B Certificateholders' Interest with
                                  respect to the related Monthly Period
                                  will be used to fund the remaining Class
                                  A Required Amount. If Reallocated
                                  Principal Collections with respect to
                                  such Monthly Period are insufficient to
                                  fund the remaining Class A Required
                                  Amount for the related Distribution Date,
                                  then the Collateral Invested Amount
                                  (after giving effect to reductions for
                                  any Collateral Charge-Offs (defined
                                  herein) and Reallocated Principal
                                  Collections on such Distribution Date)
                                  will be reduced by the amount of such
                                  deficiency (but not by more than the
                                  Class A Investor Default Amount for such
                                  Monthly Period). In the event that such
                                  reduction would cause the Collateral
                                  Invested Amount to be a negative number,
                                  the Collateral Invested Amount will be
                                  reduced to zero, and the Class B Invested
                                  Amount (after giving effect to reductions
                                  for any Class B Investor Charge-Offs
                                  (defined below) and any Reallocated Class
                                  B Principal Collections on such
                                  Distribution Date) will be reduced by the
                                  amount by which the Collateral Invested
                                  Amount would have been reduced below zero
                                  (but not by more than the excess of the
                                  Class A Investor Default Amount, if any,
                                  for such Monthly Period over the amount
                                  of such reduction, if any, of the
                                  Collateral Invested Amount with respect
                                  to such Monthly Period). In the event
                                  that such reduction would cause the Class
                                  B Invested Amount to be a negative
                                  number, the Class B Invested Amount will
                                  be reduced to zero and the Class A
                                  Invested Amount will be reduced by the
                                  amount by which the Class B Invested
                                  Amount would have been reduced below zero
                                  (but not by more than the excess, if any,
                                  of the Class A Investor Default Amount
                                  for such Monthly Period over such
                                  reductions in the Collateral Invested
                                  Amount and the Class B Invested Amount
                                  with respect to such Monthly Period)
                                  (such reduction, a "Class A Investor
                                  Charge-Off"). If the Cash Collateral
                                  Account is exhausted and the Collateral
                                  Invested Amount and the Class B
                                  Invested Amount are reduced to zero,
                                  the Class A Certificate holders will
                                  bear directly the credit and other
                                  risks associated with their
                                  undivided interest in the Trust. See
                                  "Series Provisions   Reallocation of
                                  Cash Flows" and "  Defaulted
                                  Receivables; Investor Charge-Offs."

                                  If, on any Distribution Date, Excess
                                  Spread and Excess Finance Charge
                                  Collections allocated to the Offered
                                  Series not required to pay the Class A
                                  Required Amount or reimburse Class A
                                  Investor Charge-Offs is less than the
                                  Class B Required Amount, the amount, if
                                  any, available on deposit in the Cash
                                  Collateral Account not required to fund
                                  the Class A Required Amount will be used
                                  to fund the remaining Class B Required
                                  Amount. If such amount on deposit in the
                                  Cash Collateral Account is exhausted,
                                  Reallocated Principal Collections
                                  allocable to the Collateral Interest for
                                  the related Monthly Period not required
                                  to pay the Class A Required Amount will
                                  be used to fund the remaining Class B
                                  Required Amount. If such remaining
                                  Reallocated Principal Collections
                                  allocable to the Collateral Interest with
                                  respect to such Monthly Period are
                                  insufficient to fund the remaining Class
                                  B Required Amount for such Distribution
                                  Date, then the Collateral Invested Amount
                                  (after giving effect to reductions for
                                  any Collateral Charge-Offs, Reallocated
                                  Principal Collections and any adjustments
                                  made thereto for the benefit of the Class
                                  A Certificateholders) will be reduced by
                                  the amount of such deficiency (but not by
                                  more than the Class B Investor Default
                                  Amount for such Monthly Period). In the
                                  event that such reduction would cause the
                                  Collateral Invested Amount to be a
                                  negative number, the Collateral Invested
                                  Amount will be reduced to zero, and the
                                  Class B Invested Amount will be reduced
                                  by the amount by which the Collateral
                                  Invested Amount would have been reduced
                                  below zero (but not by more than the
                                  excess, if any, of the Class B Investor
                                  Default Amount for such Monthly Period
                                  over such reduction in the Collateral
                                  Invested Amount with respect to such
                                  Monthly Period) (such reduction, a "Class
                                  B Investor Charge-Off"). In the event of
                                  a reduction of the Class A Invested
                                  Amount, the Class B Invested Amount
                                  or the Collateral Invested Amount,
                                  the amount of principal and interest
                                  available to fund payments with
                                  respect to the Class A Certificates
                                  and the Class B Certificates will be
                                  decreased. See "Description of the
                                  Certificates   Reallocation of Cash
                                  Flows" and "  Defaulted Receivables;
                                  Investor Charge-Offs."

  Available Enhancement Amount .  The Cash Collateral Account and the
                                  Collateral Invested Amount constitute the
                                  Credit Enhancement for the Offered
                                  Certificates. On each Distribution Date, the amount of Credit Enhancement available to the holder of the Offered Certificates will equal the lesser of (a) the sum of the Collateral Invested Amount and the amount, if any, on deposit in the Cash Collateral Account (the " Available Enhancement Amount") and (b) the Required Enhancement Amount. The " Required Enhancement Amount" with respect to any Distribution Date means, subject to certain limitations more fully described herein, (a) $__________ on the initial Distribution Date and (b) on any Distribution Date thereafter, an amount equal to the greater of (i) __% of the sum of the Class A Adjusted Invested Amount and the Class B Adjusted Invested Amount on such Distribution Date (in each case after taking into account deposits into the Principal Funding Account and payments to be made on such Distribution
                                  Date), and the Collateral Invested Amount on the prior Distribution Date after any adjustments made to the Collateral Invested Amount on such prior
                                  Distribution Date, and (ii) the sum of
                                  (A) the product of (I) $___________, (II)
                                  _% and (III) a fraction the numerator of which is the Available Cash Collateral Amount as of the immediately preceding Distribution Date and the denominator of which is the Total Enhancement as of such immediately preceding Distribution Date (in each case after giving effect to all deposits, withdrawals and payments made with respect to such immediately preceding Distribution Date) and (B) the product of (I) $___________, (II) _% and
                                  (III) a fraction the numerator of which
                                  is the Collateral Invested Amount as of
                                  the immediately preceding Distribution
                                  Date and the denominator of which is the Total Enhancement as of such immediately preceding Distribution Date (in each case after giving effect to all deposits, withdrawals and payments made with respect to such immediately preceding Distribution Date); provided, however,
                                  (x) if certain reductions in the
                                  Collateral Invested Amount occur or if a Pay Out Event occurs, the Required Enhancement Amount for such Distribution Date will equal the Required Enhancement Amount for the Distribution Date immediately preceding the occurrence of such reduction or Pay Out Event; (y) in no event will the Required Enhancement Amount exceed the unpaid principal amount of the Offered Certificates as of the last day of the Monthly Period preceding such Distribution Date after taking into account payments to be made on such preceding Distribution Date and subtracting amounts then on deposit in the Principal Funding Account; and (z) the Required Enhancement Amount may be reduced at any time to a lesser amount if the Rating Agency Condition is satisfied. " Total Enhancement" means, on any date of determination, the sum of the Available Cash Collateral Amount and the Collateral Invested Amount. See "Description of the Certificates Cash Collateral Account; Required Enhancement Amount."


                                  If on any Distribution Date, the
                                  Available Enhancement Amount is less than the Required Enhancement Amount, Excess Spread and Excess Finance Charge Collections, if available, will be used to increase the Collateral Invested Amount to the extent of certain prior unreimbursed reductions thereof and then deposited in the Cash Collateral Account to the extent of such shortfall. If on any Distribution Date the Available Enhancement Amount equals or exceeds the Required Enhancement Amount, any such Excess Spread and Excess Finance Charge Collections will first be deposited into the Reserve Account as described herein and second, to the extent available, be applied in accordance with the Loan Agreement and will not be available to the Series Certificateholders.


     Reallocated Investor
     Finance Charge
     Collections  . . . . . .     The Offered Certificates will be the
                                  first Series issued by the Trust in a
                                  Group of Series ("Group I"), constituting a Reallocation Group, which may be issued by the Trust from time to time.
                                  Collections of Finance Charge Receivables allocable to the investor certificates of each Series in Group I will be aggregated and made available for certain required distributions to all Series in Group I pro rata based upon the relative amount of such required distributions for each Series in Group I as described under "Description of the Pooling and Servicing
                                  Agreement Reallocations Among
                                  Certificates of Different Series within a Reallocation Group" in the Prospectus.
                                  Consequently, any issuance of a new
                                  Series in Group I may have the effect of reducing or increasing the amount of collections of Finance Charge Receivables allocable to the Offered Certificates.
                                  See "Risk Factors Issuance of New Series" in the Prospectus. In addition, it has not been determined whether any Series issued by the Trust in the future will be included in Group I.

     Shared Principal
     Collections . . . . . .      The Offered Series has been designated
                                  as a Principal Sharing Series.
                                  Collections of Principal Receivables and certain other amounts otherwise allocable to other Principal Sharing Series, if any, to the extent such collections are not needed to make payments to or deposits for the benefit of the certificateholders of such other Series, will be applied to cover principal payments due to or for the benefit of the holders of the Offered Certificates and the Collateral Interest. See "Description of the Pooling and Servicing Agreement
                                  Shared Principal Collections" in the
                                  Prospectus. There can be no assurance
                                  that any Series issued by the Trust in
                                  the future will be designated a Principal
                                  Sharing Series.

     Excess Finance Charge
     Collections . . . . . .      The Offered Series has been designated
                                  as an Excess Allocation Series. See
                                  "Description of the Pooling and Servicing
                                  Agreement Sharing of Excess Finance
                                  Charge Collections Among Excess
                                  Allocation Series" in the Prospectus.
                                  There can be no assurance that any Series issued by the Trust in the future will be designated an Excess Allocation Series.

     Optional Repurchase . .      The Offered Certificateholders'
                                  Interest and the Collateral Interest will be subject to optional repurchase by the Transferor on any Distribution Date on or after the Distribution Date on which the sum of the Class A Invested Amount, the Class B Invested Amount and the
                                  Collateral Invested Amount, if any, is
                                  reduced to an amount which is not more
                                  than $ (10% of the Initial Invested
                                  Amount). The purchase price will be equal to the sum of the Class A Invested Amount and the Class B Invested Amount (less the
                                  Principal Funding Account Balance, if
                                  any), the Collateral Invested Amount, if any, and accrued and unpaid interest on the Offered Certificates and the
                                  Collateral Interest (and accrued and
                                  unpaid interest with respect to interest amounts that were due but not paid on a prior Interest Payment Date) through the day preceding such Distribution Date.

     Stated Series Termination
     Date . . . . . . . . . . .   The ______ Distribution Date. See
                                  "Series Provisions - Series
                                   Termination."

     Trustee  . . . . . . . . .   The Bank of New York, in its
                                  capacity as Trustee under the
                                  Pooling and Servicing Agreement.

     Tax Status  . . . . . . .    Special tax counsel to the
                                  Transferor is of the opinion that
                                  under existing law the Offered
                                  Certificates will be characterized
                                  as debt for federal income tax
                                  purposes. Under the Pooling and
                                  Servicing Agreement, the Certificate
                                  Owners will agree to treat the
                                  Offered  Certificates as debt of the
                                  Transferor for federal income tax
                                  purposes. See "U.S. Federal Income
                                  Tax Consequences" in the Prospectus
                                  for additional information
                                  concerning the application of
                                  federal income tax laws.

     ERISA Considerations  . .    Subject to the considerations
                                  described below, the Class A Certificates are eligible for purchase by employee benefit plan investors. Under a regulation issued by the Department of Labor, the Trust's assets would not be deemed "plan assets" of an employee benefit plan holding the Class A
                                  Certificates if certain conditions are
                                  met, including that the Class A
                                  Certificates must be held, upon
                                  completion of the public offering made
                                  hereby, by at least 100 investors who are independent of the Transferor and of one another. The Class A Underwriters expect that the Class A Certificates will be held by at least 100 independent investors at the conclusion of the offering, although no assurance can be given, and no monitoring or other measures will be taken to ensure, that such condition will be met with respect to the Class A Certificates. The
                                  Transferor anticipates that the other
                                  conditions of the regulation will be met.
                                  If the Trust's assets were deemed to be
                                  "plan assets" of an employee benefit plan investor (e.g., if the 100 independent investor criterion is not satisfied), violations of the "prohibited transaction" rules of the Employee
                                  Retirement Income Security Act of 1974,
                                  as amended ("ERISA"), could result and
                                  generate excise tax and other liabilities under ERISA and Section 4975 of the Internal Revenue Code of 1986 as amended
                                  (the "Code"), unless a statutory,
                                  regulatory or administrative exemption is available. It is uncertain whether existing exemptions from the "prohibited transaction" rules of ERISA would apply to all transactions involving the Trust's assets. Accordingly, fiduciaries or other persons contemplating purchasing the
                                  Offered Certificates on behalf or with
                                  "plan assets" of any employee benefit
                                  plan should consult their counsel before making a purchase. See "ERISA
                                  Considerations" in the Prospectus.

                                  The Class B Underwriters currently do not expect that the Class B Certificates will be held by at least 100 independent investors and, therefore, do not expect that such Class B Certificates will qualify as publicly offered securities under the regulation referred to in the preceding paragraph. Accordingly, the Class B Certificates may not be acquired by (a) any employee benefit plan that is subject to ERISA, (b) any plan or other arrangement (including an individual retirement account or Keogh plan) that is subject to Section 4975 of the Code, or
                                  (c) any entity whose underlying assets
                                  include "plan assets" under the
                                  regulation by reason of any such plan's
                                  investment in the entity. By its
                                  acceptance of a Class B Certificate, each Class B Certificateholder will be deemed to have represented and warranted that it is not subject to the foregoing limitation.

     Class A Certificate
     Rating . . . . . . . .       It is a condition to the issuance of the
                                  Class A Certificates that they be rated
                                  in the highest rating category by at
                                  least one nationally recognized rating
                                  agency. The rating of the Class A
                                  Certificates is based primarily on the
                                  value of the Receivables, the terms of
                                  the Class B Certificates and the benefits of the Collateral Interest, the Yield
                                  Supplement Account and the Cash
                                  Collateral Account. See "Risk Factors
                                  Limited Nature of Rating" in the
                                  Prospectus.

     Class B Certificate
     Rating . . . . . . . .       It is a condition to the issuance of the
                                  Class B Certificates that they be rated
                                  in one of the three highest rating
                                  categories by at least one nationally
                                  recognized rating agency. The rating of
                                  the Class B Certificates is based
                                  primarily on the value of the Receivables and the benefits of the Collateral
                                  Interest, the Yield Supplement Account
                                  and the Cash Collateral Account. See
                                  "Risk Factors Limited Nature of Rating"
                                  in the Prospectus.


                                RISK FACTORS

     Potential investors should consider the risk factors discussed under "Risk Factors" in the Prospectus and the following risk factors in connection with the purchase of the Offered Certificates.

     Limited Amounts of Credit Enhancement. Although Credit Enhancement with respect to the Class A Certificates will be provided by the subordination of the Class B Certificates to the extent described herein, by the Collateral Interest, Yield Supplement Account and the Cash Collateral Account, and with respect to the Class B Certificates, will be provided by the Collateral Interest, Yield Supplement Account and the Cash Collateral Account, the amount available thereunder is limited, may decline during the Controlled Accumulation Period and will be reduced by payments made pursuant thereto. If the Available Enhancement Amount has been reduced to zero, Class B Certificateholders will bear directly the credit and other risks associated with their undivided interests in the Trust and the Class B Invested Amount may be reduced. If the Class B Invested Amount is reduced to zero, Class A Certificateholders will bear directly the credit and other risks associated with their undivided interest in the Trust. Further, in the event of a reduction of the Class B Invested Amount or the Available Enhancement Amount, the amount of principal and interest available to make distributions with respect to the Class A Certificates and the Class B Certificates may be reduced.

     Effect of Subordination of Class B Certificates; Principal Payments. The Class B Certificates are subordinated in right of payment of principal to the Class A Certificates. Payments of principal in respect of the Class B Certificates will not commence until after the final principal payment with respect to the Class A Certificates has been made as described herein. Moreover, the Class B Invested Amount is subject to reduction if the Class A Required Amount for any Monthly Period is greater than zero and is not funded from Excess Spread and Excess Finance Charge Collections allocated to the Offered Series, amounts available on deposit in the Cash Collateral Account not required to fund the Class A Required Amount, Reallocated Principal Collections with respect to the Collateral Interest and reductions in the Collateral Invested Amount, if any. To the extent the Class B Invested Amount is reduced, the percentage of collections of Finance Charge Receivables allocable to the Class B Certificateholders' Interest in future Monthly Periods will be reduced. Moreover, to the extent the amount of such reduction in the Class B Invested Amount is not reimbursed, the amount of principal and interest distributable to the Class
B Certificateholders will be reduced. See "Series Provisions   Allocation
Percentages" and " Subordination of the Class B Certificates and the Collateral Interest" herein. If the Class B Invested Amount is reduced to zero, the holders of the Class A Certificates will bear directly the credit and other risks associated with their undivided interest in the Trust.

                          MATURITY CONSIDERATIONS

     The Pooling and Servicing Agreement and the Supplement for the Offered Series (the "Offered Series Supplement") provide that the Class A Certificateholders will not receive payments of principal until the Class A Scheduled Distribution Date, or earlier in the event of a Pay Out Event which results in the commencement of the Early Amortization Period. Class A Certificateholders will receive payments of principal on each Distribution Date following the Monthly Period in which a Pay Out Event occurs until the Class A Invested Amount has been paid in full or the Stated Series Termination Date has occurred. The Class B Certificateholders will not receive payments of principal until the Class B Scheduled Payment Date, or earlier in the event of a Pay Out Event which results in the commencement of the Early Amortization Period, but not until the Class A Invested Amount has been paid in full. The Class B Certificateholders will not begin to receive payments of principal until the final principal payment on the Class A Certificates has been made.

     On each Distribution Date during the Controlled Accumulation Period, amounts equal to the least of (a) Available Principal Collections (see
"Series Provisions   Principal Payments") for the related Monthly Period on
deposit in the Collection Account, (b) the Controlled Deposit Amount, which is equal to the sum of the Controlled Accumulation Amount for such Monthly Period and any Deficit Controlled Accumulation Amount (both as defined
under "Series Provisions   Application of Collections   Payments of
Principal") and (c) the sum of the Class A Adjusted Invested Amount and the Class B Adjusted Invested Amount (prior to any deposits on such day) will be deposited in the Principal Funding Account for the Offered Series held by the Trustee (the "Principal Funding Account") until the principal amount on deposit in the Principal Funding Account (the "Principal Funding Account Balance") equals the sum of the Class A Invested Amount and the Class B Invested Amount or the first Distribution Date with respect to the Early Amortization Period. After the Class A Invested Amount has been paid in full, or following the first Distribution Date on which the Principal Funding Account Balance has increased to the Class A Invested Amount, Available Principal Collections, to the extent required will be distributed to the Class B Certificateholders on each Distribution Date beginning, during the Controlled Accumulation Period, on the Class B Scheduled Payment Date, until the earlier of the Distribution Date on which the Class B Invested Amount has been paid in full and the Stated Series Termination Date. Amounts in the Principal Funding Account are expected to be available to pay the Class A Invested Amount on the Class A Scheduled Payment Date. After payment of the Class A Invested Amount in full, Available Principal Collections are expected to be available to pay the Class B Invested Amount on the Class B Scheduled Payment Date. Although it is anticipated that collections of Principal Receivables will be available on each Distribution Date during the Controlled Accumulation Period to make a deposit of the applicable Controlled Deposit Amount and that the Class A Invested Amount will be paid to the Class A Certificateholders on the Class A Scheduled Distribution date and that the Class B Invested Amount will be paid to the Class B Certificateholders on the Class B Scheduled Distribution date, respectively, no assurance can be given in this regard.
See "Series Provisions   Principal Payments" for a discussion of the
circumstances under which the commencement of the Controlled Accumulation Period may be delayed.

     The Transferor may, at or after the time at which the Controlled Accumulation Period commences for the Offered Series, cause the Trust to issue another Series (or some portion thereof, to the extent that the full principal amount of such other Series is not otherwise outstanding at such time) as a Paired Series with respect to the Offered Series to be used to finance the increase in the Transferor Amount caused by the accumulation of principal in the Principal Funding Account with respect to the Offered Series. Although no assurances can be given as to whether such other Series will be issued and, if issued, the terms thereof, the outstanding principal amount of such Series may vary from time to time (whether or not a Pay Out Event occurs with respect to the Offered Certificates), and the interest rate with respect to certificates of such other Series may be established on its date of issuance and may be reset periodically. Further, since the terms of the Offered Certificates will vary from the terms of such other Series, the Pay Out Events or Reinvestment Events with respect to such other Series will vary from the Pay Out Events with respect to the Offered Series and may include Pay Out Events or Reinvestment Events which are unrelated to the status of the Transferor or the Servicer or the Receivables, such as Pay Out Events or Reinvestment Events related to the continued availability and rating of certain providers of Series Enhancement to such other Series. If a Pay Out Event or Reinvestment Event does occur with respect to any such Paired Series prior to the payment in full of the Offered Certificates, the final payment of principal to the Series Certificateholders may be delayed.

     Should a Pay Out Event occur with respect to the Offered Certificates and the Early Amortization Period commence, any amount on deposit in the Principal Funding Account will be paid to the Class A Certificateholders on the Distribution Date in the month following the commencement of the Early Amortization Period and the Class A Certificateholders will be entitled to receive Available Principal Collections on each Distribution Date with respect to such Early Amortization Period as described herein until the Class A Invested Amount has been paid in full or until the Stated Series Termination Date occurs. After the Class A Invested Amount has been paid in full and if the Stated Series Termination Date has not occurred, Available Principal Collections will be paid to the Class B Certificates on each Distribution Date until the earlier to occur of the date on which the Class B Invested Amount has been paid in full and the Stated Series Termination Date.

     Should a Pay Out Event occur with respect to the Offered Certificates and the Early Amortization Period commence, any amount on deposit in the Special Funding Account will be released and treated as Shared Principal Collections to the extent needed to cover principal payments due to or for the benefit of any Series, including the Offered Series, entitled to the benefits of Shared Principal Collections. See "Description of the
Certificates   Pay Out Events and Reinvestment Events" in the Prospectus
and "Series Provisions   Pay Out Events" herein.

     The ability of the Class A Certificateholders and the Class B Certificateholders to receive payments of principal on the Class A Scheduled Payment Date and on the Class B Scheduled Payment Date, respectively, depends on the payment rates on the Receivables, the amount of outstanding Receivables, delinquencies, charge-offs and new borrowings on the Accounts, the potential issuance by the Trust of additional Series and the availability of Shared Principal Collections. Monthly payment rates on the Receivables may vary because, among other things, cardholders may fail to make required minimum payments, may only make payments as low as the minimum required amount or may make payments as high as the entire outstanding balance. Monthly payment rates may also vary due to seasonal purchasing and payment habits of cardholders and to changes in any terms of rebate programs in which cardholders participate. See the table entitled
"Cardholder Monthly Payment Rates   Bank Portfolio" under "The Bank
Portfolio   Payment Rates" herein. The Transferor cannot predict, and no assurance can be given, as to the cardholder monthly payment rates that will actually occur in any future period, as to the actual rate of payment of principal of the Offered Certificates or whether the terms of any subsequently issued Series might have an impact on the amount or timing of
any such payment of principal. See "Risk Factors   Generation of Additional
Receivables; Dependency on Cardholder Repayments" and "Description of the
Pooling and Servicing Agreement   Shared Principal Collections" in the
Prospectus.

     In addition, the amount of outstanding Receivables and the delinquencies, charge-offs and new borrowings on the Accounts may vary from month to month due to seasonal variations, the availability of other sources of credit, legal factors, general economic conditions and spending and borrowing habits of individual cardholders. There can be no assurance that collections of Principal Receivables with respect to the Trust Portfolio, and thus the rate at which the Series Certificateholders could expect to receive payments of principal on their Certificates during the Early Amortization Period or the rate at which the Principal Funding Account could be funded during the Controlled Accumulation Period, will be similar to the historical experience set forth in the table entitled
"Cardholder Monthly Payment Rates   Bank Portfolio" under "The Bank
Portfolio   Payment Rates" herein. As described under "Series Provisions
Principal Payments," the Transferor may shorten the Accumulation Period and, in such event, there can be no assurance that there will be sufficient time to accumulate all amounts necessary to pay the Class A Invested Amount and the Class B Invested Amount on the Class A Scheduled Payment Date and on the Class B Scheduled Payment Date, respectively. In addition, the Trust, as a master trust, may issue additional Series from time to time, and there can be no assurance that the terms of any such Series might not have an impact on the timing or amount of payments received by the Series Certificateholders. Further, if a Pay Out Event occurs, the average life and maturity of the Class A Certificates and the Class B Certificates could be significantly reduced.

     Due to the reasons set forth above, there can be no assurance that deposits in the Principal Funding Account will be made on or prior to the Class A Scheduled Payment Date in an amount sufficient to pay the Class A Invested Amount to the Class A Certificateholders on the Class A Scheduled Payment Date, or that the amount remaining in the Principal Funding Account following payment in full of the Class A Certificates together with Available Principal Collections will be sufficient to pay the Class B Invested Amount in full on the Class B Scheduled Payment Date or that the actual number of months elapsed from the date of issuance of the Class A Certificates and Class B Certificates to their respective final Distribution Dates will equal the expected number of months. See "Risk
Factors   Generation of Additional Receivables; Dependency on Cardholder
Repayments" in the Prospectus.

                             THE BANK PORTFOLIO

GENERAL


     The Transferor has identified a pool of consumer revolving credit card accounts serviced by the Bank (the "Bank Portfolio"). The Receivables to be conveyed to the Trust pursuant to the Pooling and Servicing Agreement have been or will be generated from transactions made by holders of certain credit card accounts (the "Trust Portfolio") that have been selected from the total portfolio of VISA and MasterCard accounts contributed by BKB (the "BKB Portfolio") and Harris (the "Harris Portfolio"). The BKB Portfolio includes all of its accounts with the exception of those accounts of cardholders with billing addresses in Massachusetts, Rhode Island, Connecticut and New Hampshire and student, VIP, foreign accounts and relationship accounts which accounts were retained by BKB and are only managed by Partners First; the Harris Portfolio includes all of its accounts except corporate accounts and secured accounts. The Receivables also will include all fees billed to the Accounts. The accounts were generated under the VISA and MasterCard associations of which BKB and Harris are members. The Accounts and Receivables will primarily be serviced by First Data Resources, Inc. ("FDR"). Additional Accounts may be designated from time to time and Receivables arising therein will be included in the Trust on and after their respective cut-off dates. See
"Risk Factors   Addition of Trust Assets" in the Prospectus for a
description of applicable eligibility criteria. Set forth below is certain information with respect to the Bank Portfolio. See "Credit Card Activities" and "The Accounts" in the Prospectus. Because the Trust's assets consist of Receivables, more than half of which were generated from Accounts originated since September 1995, the historical information set forth below with respect to the Bank Portfolio may not be indicative of the performance of the Bank Portfolio as the Receivables and the Accounts mature. There can be no assurance that the yield, loss and delinquency experience with respect to the Receivables will be comparable to that set forth below with respect to the entire Bank Portfolio.



LOSS AND DELINQUENCY EXPERIENCE

     The following tables set forth the loss and delinquency experience for the Bank Portfolio for each of the periods shown.

                   LOSS EXPERIENCE FOR THE BANK PORTFOLIO
                           (DOLLARS IN THOUSANDS)


                                     Nine Months
                                        Ended          Year Ended December 31,
                                  September 30, 1997   1996   1995(5)  1994(4)



  Average Receivables
 Outstanding(1)  . . . . . . . . .
 Total Net Charge-Offs(2)  . . . .
 Total Net Charge-Offs as a
 Percentage of Average
      Receivables Outstanding(3) .

__________

(1) Average Receivables Outstanding ("Average Receivables Outstanding") is calculated by determining the daily average of outstanding account balances for each month during the period indicated and then dividing the sum of such daily averages for such months by the number of months in such period.

(2) Gross Charge-Offs are Total Principal Charge-Offs before recoveries and do not include the amount of any reductions in Average Receivables Outstanding due to fraud, returned goods, customer disputes or other miscellaneous credit adjustments. Net Charge-Offs are Gross Charge-Offs less recoveries.

(3) The percentage reflected for the periods shown above, other than the year ended December 31, 1996, are annualized figure s.


(4)  Includes information with respect to the Harris Portfolio only.

(5) Includes information with respect to the Harris Portfolio for 12 months and with respect to the BKB Portfolio for the last 4 months.


            DELINQUENCIES AS A PERCENTAGE OF THE BANK PORTFOLIO
                           (DOLLARS IN THOUSANDS)


                                     Nine Months
                                        Ended          Year Ended December 31,
                                  September 30, 1997   1996   1995(3)  1994(2)


   Receivables Outstanding(1) . .
 Receivables Delinquent:  . . . .
    30- 59 Days   . . . . . . . .
    60- 89 Days   . . . . . . . .
    90-119 Days . . . . . . . . .
    120 Days or More  . . . . . .
 Total  . . . . . . . . . . . . .


__________


(1) The Receivables Outstanding in the Accounts consist of all amounts due from cardholders as posted to the Accounts.


(2)  Includes information with respect to the Harris Portfolio only.

(3) Includes information with respect to the Harris Portfolio for 12 months and with respect to the BKB Portfolio for the last 4 months.


[Discuss significant trends in loss and delinquency tables]

REVENUE EXPERIENCE

     The revenues for the Bank Portfolio from finance charges and fees billed to cardholders and Interchange are set forth in the following table for each of the periods shown.

     The historical revenue figures in the tables include interest on purchases and cash advances and fees accrued during the cycle. Cash collections on the receivables may not reflect the historical experience in the table. During periods of increasing delinquencies, billings of finance charges and fees may exceed cash payments as amounts collected on credit card receivables lag behind amounts billed to cardholders. Conversely, as delinquencies decrease, cash payments may exceed billings of finance charges and fees as amounts collected in a current period may include amounts billed during prior periods. Revenues from finance charges and fees on both a billed and a cash basis will be affected by numerous factors, including the periodic finance charges on the receivables, the amount of fees paid by cardholders, the percentage of cardholders who pay off their balances in full each month and do not incur periodic finance charges on purchases and changes in the level of delinquencies on the receivables. See "Risk Factors" in the Prospectus. See also " Loss and Delinquency Experience" for a description of factors that have affected the revenue experience for the Bank Portfolio.

                 REVENUE EXPERIENCE FOR THE BANK PORTFOLIO
                           (DOLLARS IN THOUSANDS)


                                     Nine Months
                                        Ended          Year Ended December 31,
                                  September 30, 1997   1996   1995(7)  1994(6)


 Average Receivables Out-
   standing(1) . . . . . . . . .
 Total Finance Charges and Fees
 Billed(2) . . . . . . . . . . .
  Interchange(3) . . . . . . . .
 Total Finance Charges and Fees
 Billed  . . . . . . . . . . . .



__________

(1) Average Receivables Outstanding is calculated by determining the daily average of outstanding account balances for each month during the period indicated and then dividing the sum of such daily averages for such months by the number of months in such period.

(2) Total Finance Charges and Fees Billed are comprised of periodic finance charges, cash advance fees, annual membership fees and other charges.

(3) Interchange represents revenue attributable to Interchange received during the period indicated. The amount of Interchange allocable to each period indicated above has been estimated.

(4) Average Revenue Yield is the result of dividing Total Finance Charges and Fees Billed and Interchange by the Average Receivables Outstanding during the period indicated.

(5) The percentage reflected for the periods show above, other than the year ended December 31, 1996, are annualized figures.


(6)  Includes information with respect to the Harris Portfolio only.

(7) Includes information with respect to the Harris Portfolio for 12 months and with respect to the BKB Portfolio for the last 4 months.

     The revenues for the Bank Portfolio shown in the tables above are related to finance charges, together with fees, billed to holders of the accounts and Interchange. The revenues related to finance charges depend in part upon the collective preference of cardholders to use their credit cards as revolving debt instruments for purchases and cash advances and paying off credit card account balances over several months as opposed to convenience use, where the cardholders prefer instead to pay off their entire balance each month, thereby avoiding finance charges on purchases, and upon other services of which cardholders choose to avail themselves and which are paid for by the use of the card. Revenues related to finance charges and fees also depend on the types of charges and fees assessed by the Account Originator or the Bank on the accounts in the Bank Portfolio and on whether such accounts are nonpremium or premium credit card accounts. Accordingly, revenues will be affected by future changes in the types of charges and fees assessed on the accounts and on the respective percentages of the receivable balances of nonpremium and premium credit card accounts. Revenues could be adversely affected by future changes in the charges and fees assessed by the Account Originator or the Bank and
other factors. See "Certain Legal Aspects of the Receivables   Consumer
Protection Laws" in the Prospectus. Neither the Servicer nor any of its affiliates has any basis to predict how any future changes in the usage of the accounts by cardholders or in the terms of accounts may affect the revenue for the Bank Portfolio.


INTERCHANGE

     The Transferor will be required, pursuant to the terms of the Offered Series Supplement, to transfer to the Trust for the benefit of the Offered Series, a percentage of the Interchange attributed to cardholder charges for goods and services in the Accounts. Interchange arising under the Accounts will be allocated to the Offered Series on the basis of the Series Allocation Percentage for the Offered Series of the amount of Interchange attributable to the Accounts, as reasonably estimated by the Transferor. MasterCard and VISA may from time to time change the amount of Interchange reimbursed to banks issuing their credit cards. Interchange will be treated as a portion of Series Allocable Finance Charge Collections for the purposes of allocating collections of Finance Charge Receivables, making required monthly payments, and calculating the Portfolio Yield. See "Credit
Card Activities   Interchange" in the Prospectus.

     In the future, subject to certain requirements contained in the Offered Series Supplement and the Pooling and Servicing Agreement, the Transferor may, in lieu of transferring Interchange to the Trust as set forth above, allocate Interchange to the Trust and the Offered Series by treating a percentage of collections of the Principal Receivables (whether arising from cardholder charges for goods and services or cash advances), as collections of Finance Charge Receivables approximately equivalent to the then current Interchange on the credit card accounts in the Bank Portfolio (subject to adjustment at the option of the Transferor upon the satisfaction of certain conditions as described in the Prospectus under
"Description of the Pooling and Servicing Agreement   Discount Option").

PAYMENT RATES

     The following table sets forth the highest and lowest cardholder monthly payment rates for the Bank Portfolio during any month in the period shown and the average cardholder monthly payment rates for all months during each period shown, calculated as the percentage equivalent of a fraction. For the highest and lowest monthly payment rates, the numerator of the fraction is equal to all payments from cardholders as posted to the accounts during the applicable month and the denominator is equal to the Average Receivables Outstanding for such month. For the monthly average payment rate, the numerator of the fraction is equal to all payments from cardholders as posted to the accounts during the indicated period divided by the number of months in the period, and the denominator is equal to the Average Receivables Outstanding. See " Loss and Delinquency Experience" for a description of factors that have affected the payment rates for the Bank Portfolio.

                      CARDHOLDER MONTHLY PAYMENT RATES
                               BANK PORTFOLIO


                                     Nine Months
                                        Ended          Year Ended December 31,
                                  September 30, 1997   1996   1995(2)  1994(1)

 Average Receivables Out-
    standing(1)  . . . . . . . .
 Total Finance Charges and Fees
 Billed(2) . . . . . . . . . . .
  Interchange(3) . . . . . . . .
 Total Finance Charges and Fees
 Billed  . . . . . . . . . . . .


__________


(1)  Includes information with respect to the Harris Portfolio only.

(2) Includes information with respect to the Harris Portfolio for 12 months and with respect to the BKB Portfolio for the last 4 months.


                              THE RECEIVABLES

     The Receivables in the Trust Portfolio as of _____ __, 1997, included $________ of Principal Receivables and $_______ of Finance Charge Receivables. The Accounts had an average total receivables balance of $____ and an average credit limit of $_____. The percentage of the aggregate total receivables balance to the aggregate total credit limit was ___%. The average age of the Accounts was approximately ___ months. As of _____ __, 1997, all of the Accounts in the Trust Portfolio were VISA or MasterCard credit card accounts, of which ___% were non-premium accounts and ___% were premium accounts, and the total receivables balances of non-premium accounts and premium accounts, as a percentage of the total receivables, were ___% and ___%, respectively. Approximately ___%, ___%, ___%, ___% and ___% of the Receivables related to cardholders having billing addresses in [New York, Florida, Texas and New Jersey], respectively. Not more than ___% of the Receivables related to cardholders having billing addresses in any other single state.

     The following tables summarize the Trust Portfolio by various criteria as of _____ __, 1997. Because the future composition of the Trust Portfolio may change over time, these tables are not necessarily indicative of the composition of the Trust Portfolio at any time subsequent to _____ __, 1997. References to "Receivables Outstanding," "Receivables" and to "total receivables" in the preceding paragraph and in the following tables include Finance Charge Receivables and Principal Receivables.

                       COMPOSITION BY ACCOUNT BALANCE
                              TRUST PORTFOLIO


                                    PERCENTAGE                   PERCENTAGE
                                     OF TOTAL                     OF TOTAL
                         NUMBER OF   NUMBER OF    RECEIVABLES    RECEIVABLES
 ACCOUNT BALANCE RANGE    ACCOUNTS    ACCOUNTS    OUTSTANDING    OUTSTANDING

   Credit Balance ......
   No Balance ..........
   $   0.0 1-$5,000.00..
   $5,000.01-$10,000.00.
   $10,000.01-$15,000.00
   $15,000.01-$20,000.00
   $20,000.01-$25,000.00
   $25,000.01-or More....
        TOTAL  ..........


                        COMPOSITION BY CREDIT LIMIT
                              TRUST PORTFOLIO

                                    PERCENTAGE                   PERCENTAGE
                                     OF TOTAL                     OF TOTAL
                         NUMBER OF   NUMBER OF   RECEIVABLES    RECEIVABLES
   CREDIT LIMIT RANGE    ACCOUNTS    ACCOUNTS    OUTSTANDING    OUTSTANDING

   Less than or equal
    to $5,000.00........
   $ 5,000.01-$10,000.00
   $10,000.01-$15,000.00
   $15,000.01-$20,000.00
   $20,000.01-$25,000.00
   $25,000.01 or More...
        TOTAL  .........


                    COMPOSITION BY PERIOD OF DELINQUENCY
                              TRUST PORTFOLIO

                                     PERCENTAGE                  PERCENTAGE
 PERIOD OF DELINQUENCY                OF TOTAL                    OF TOTAL
  (DAYS CONTRACTUALLY     NUMBER OF   NUMBER OF   RECEIVABLES    RECEIVABLES
       DELINQUENT)        ACCOUNTS    ACCOUNTS    OUTSTANDING    OUTSTANDING


   Not Delinquent .......
   30-59 Days  ..........
   60-89 Days  ..........
   90-119 Days ..........
   120 or More Days  ....
        TOTAL  ..........



                         COMPOSITION BY ACCOUNT AGE
                              TRUST PORTFOLIO

                                            PERCENTAGE               PERCENTAGE
                                             OF TOTAL                 OF TOTAL
                                 NUMBER OF   NUMBER OF  RECEIVABLES  RECEIVABLES
      ACCOUNT AGE                ACCOUNTS    ACCOUNTS   OUTSTANDING  OUTSTANDING


   Not More than 6 Months......
   Over 6 Months to 12 Months..
   Over 12 Months to 24 Months.
   Over 24 Months to 36 Months.
   Over 36 Months to 48 Months.
   Over 48 Months to 60 Months.
   Over 60 Months to 72 Months.
   Over 72 Months..............
        TOTAL  ................               100.0%                    100.0%




                              USE OF PROCEEDS

The net proceeds from the issuance of the Offered Certificates will be paid to the Transferor. The Transferor will use such proceeds to make initial deposits to the Yield Supplement Account and the Cash Collateral Account and to pay to the Bank the purchase price of the Receivables.



                                THE SERVICER

As of _______ 1997, the Bank had approximately $_________ in total assets, approximately $________ in total liabilities and approximately $_______ in shareholder's equity.

                             SERIES PROVISIONS

The Offered Certificates will be issued pursuant to the Pooling and Servicing Agreement and the Offered Series Supplement specifying the Principal Terms of the Certificates, the forms of which have been filed as exhibits to the Registration Statement of which the Prospectus and this Prospectus Supplement are a part. The following summary describes certain terms applicable to the Offered Certificates. Reference should be made to the Prospectus for additional information concerning the Offered Certificates and the Pooling and Servicing Agreement. See "Description of the Pooling and Servicing Agreement" in the Prospectus.

INTEREST PAYMENTS


     Interest on the Class A Certificates and the Class B Certificates will accrue from the Closing Date on the outstanding principal balance of the Class A Certificates and the Class B Invested Amount at the Class A Certificate Rate and Class B Certificate Rate, respectively. Interest will be distributed on _______ __, 199_, and on the ___th day of each month thereafter, or if any such ___th day is not a business day, the next succeeding business day (each, a "Distribution Date"), to the Series Certificateholders in whose names the Offered Certificates were registered at the close of business on the preceding Record Date. Interest for any Distribution Date will accrue from and including the preceding Distribution Date (or in the case of the first Distribution Date, from and including the Closing Date) to but excluding such Distribution Date. "Record Date" means, with respect to any Distribution Date, the business day preceding such Distribution Date, except that, with respect to any Definitive Certificates, Record Date means, with respect to any Distribution Date, the fifth day of the Monthly Period during which such Distribution Date occurs. Interest payments on the Offered Certificates with respect to each Distribution Date will be calculated on the basis of a 360-day year consisting of twelve 30-day months.


     Interest payments with respect to the Class A Certificates for each Distribution Date will be calculated on the outstanding principal balance of the Class A Certificates as of the preceding Record Date (or in the case of the initial Distribution Date, on the Class A Initial Invested Amount). On each Distribution Date, Class A Available Funds for the related Monthly Period will be applied to pay Class A Monthly Interest and Class A Monthly Interest previously due but not paid to the Class A Certificateholders and any Class A Additional Interest. To the extent Class A Available Funds allocated to the Class A Certificateholders' Interest for such Monthly Periods are insufficient to pay such interest, Excess Spread and Excess Finance Charge Collections allocated to the Offered Series, amounts, if any, available on deposit in the Cash Collateral Account and Reallocated Principal Collections allocable first to the Collateral Invested Amount and then the Class B Invested Amount will be used to make such payments. "Class A Available Funds" means, with respect to any Monthly Period, an amount equal to the sum of (i) the Class A Floating Percentage of the sum of the Reallocated Investor Finance Charge Collections allocated to the Offered Certificates and the Collateral Interest with respect to such Monthly Period (including any investment earnings and certain other amounts that are to be treated as collections of Finance Charge Receivables allocable to the Offered Series in accordance with the Pooling and Servicing Agreement and the Offered Series Supplement) and the amounts withdrawn from the Yield Supplement Account on the related Distribution Date, (ii) if such Monthly Period relates to a Distribution Date with respect to the Controlled Accumulation Period, Principal Funding Investment Proceeds, if any, with respect to the related Distribution Date, and (iii) amounts, if any, to be withdrawn from the Reserve Account that must be included in Class A Available Funds pursuant to the Offered Series Supplement with respect to such Distribution Date.

     Interest payments with respect to the Class B Certificates for each Distribution Date will be calculated on the Class B Invested Amount as of the preceding Record Date (or in the case of the initial Distribution Date, on the Class B Initial Invested Amount). On each Distribution Date Class B Available Funds for the related Monthly Period will be applied to pay Class B Monthly Interest and Class B Monthly Interest previously due but not paid
to the Class B Certificateholders and any Class B Additional Interest.   To
the extent Class B Available Funds allocated to the Class B Certificateholders' Interest for such Monthly Period are insufficient to pay such interest, Excess Spread and Excess Finance Charge Collections allocated to the Offered Series, amounts, if any, on deposit in the Cash Collateral Account and Reallocated Principal Collections allocable to the Collateral Invested Amount, in each case not required to pay the Class A Required Amount or reimburse Class A Investor Charge-Offs will be used to make such payments. "Class B Available Funds" means, with respect to any Monthly Period, an amount equal to the Class B Floating Percentage of the sum of the Reallocated Investor Finance Charge Collections allocated to the Offered Certificates and the Collateral Interest with respect to such Monthly Period (including any investment earnings and certain other amounts that are to be treated as collections of Finance Charge Receivables in accordance with the Pooling and Servicing Agreement) and the amounts withdrawn from the Yield Supplement Account on the related Distribution Date.

PRINCIPAL PAYMENTS

     During the Revolving Period (which begins on the Series Cut-Off Date and ends on the day before the commencement of the Controlled Accumulation Period or, if earlier, the Early Amortization Period), no principal payments will be made to the Series Certificateholders. During the Controlled Accumulation Period (on or prior to the Class A Scheduled Payment Date), principal will be deposited in the Principal Funding Account as described below and on the Class A Scheduled Payment Date will be distributed to Class A Certificateholders up to the Class A Invested Amount and then to Class B Certificateholders up to the Class B Invested Amount. During the Early Amortization Period, which will begin upon the occurrence of a Pay Out Event, and until the Stated Series Termination Date occurs, principal will be paid first to the Class A Certificateholders until the Class A Invested Amount has been paid in full, and then to the Class B Certificateholders until the Class B Invested Amount has been paid in full. Unless a reduction in the Required Enhancement Amount has occurred, no principal payments will be made in respect of the Collateral Invested Amount until the final principal payment has been made to the Class A Certificateholders and the Class B Certificateholders.

     On each Distribution Date with respect to the Controlled Accumulation Period, the Trustee will deposit in the Principal Funding Account an amount equal to the least of (a) Available Principal Collections on deposit in the Collection Account with respect to such Distribution Date, (b) the Controlled Deposit Amount for such Distribution Date and (c) the sum of the Class A Adjusted Invested Amount and the Class B Adjusted Invested Amount, until the Principal Funding Account Balance equals the sum of the Class A Invested Amount and the Class B Invested Amount. Amounts on deposit in the Principal Funding Account up to the Class A Invested Amount will be paid to the Class A Certificateholders on the Class A Scheduled Payment Date. If the amount on deposit in the Principal Funding Account on the Class A Scheduled Payment Date exceeds the Class A Invested Amount, the amount of such excess, up to the Class B Invested Amount will be paid to the Class B Certificateholders on the Class B Scheduled Payment Date. After the Class A Invested Amount has been paid in full, on each Distribution Date during the Controlled Accumulation Period, amounts equal to the lesser of (a) Available Principal Collections with respect to such Distribution Date and
(b) the Class B Invested Amount will be deposited in the Collection Account for distribution to the Class B Certificateholders until the Class B Invested Amount has been paid in full. Such amounts in the Collection Account will be paid to the Class B Certificateholders on the Class B Scheduled Payment Date.

     If a Pay Out Event occurs with respect to the Offered Certificates during the Controlled Accumulation Period, the Early Amortization Period will commence and any amount on deposit in the Principal Funding Account will be paid first to the Class A Certificateholders on the first Distribution Date with respect to the Early Amortization Period and then, after the Class A Invested Amount is paid in full, to the Class B Certificateholders. After payment in full of the Class A Invested Amount, the Class B Certificateholders will be entitled to receive an amount equal to the Class B Invested Amount.

     "Available Principal Collections" means, with respect to any Monthly Period, an amount equal to the sum of (1) an amount equal to the Principal Allocation Percentage of the Series Allocation Percentage of all collections of Principal Receivables received during such Monthly Period (minus the Reallocated Principal Collections, if any, used to fund the Required Amount), (2) any Shared Principal Collections with respect to other Principal Sharing Series that are allocated to the Offered Series, and (3) certain other amounts which pursuant to the Offered Series Supplement are to be treated as Available Principal Collections with respect to the related Distribution Date.

     The Controlled Accumulation Period is currently expected to commence at the close of business on ____________; however, the date on which the Controlled Accumulation Period actually commences may be delayed if the Controlled Accumulation Period Length (determined as described below) is less than twelve months. Beginning on the Determination Date immediately preceding the ____________ Distribution Date and on each Determination Date thereafter until the Controlled Accumulation Period actually commences, the Transferor will determine the "Controlled Accumulation Period Length" based on, among other things, the then current principal payment rate on the Accounts and the principal amount of Principal Sharing Series that are entitled to share principal with the Offered Series; provided, however, that the Controlled Accumulation Period Length will not be less than one month. If the Controlled Accumulation Period Length is less than twelve months, the Controlled Accumulation Period will commence no later than the close of business on ____________, and the number of months in the Controlled Accumulation Period will be equal to the Controlled Accumulation Period Length. The effect of the foregoing calculation is to reduce the Controlled Accumulation Period Length based on the invested amounts of other Principal Sharing Series that are scheduled to be in their revolving periods and thus scheduled to make Shared Principal Collections available to the Offered Series during the Controlled Accumulation Period. In addition, if the Controlled Accumulation Period Length shall have been determined to be less than 12 months and, after the date on which such determination is made, a Pay Out Event or Reinvestment Event (as those terms are defined in the Supplement for such Series) shall occur with respect to any outstanding Principal Sharing Series, the Controlled Accumulation Period will commence on the earlier of (i) the date that such Pay Out Event or Reinvestment Event shall have occurred with respect to such Series and (ii) the date on which the Controlled Accumulation Period is then scheduled to commence.

     On each Distribution Date with respect to the Early Amortization Period until the Class A Invested Amount has been paid in full or the Stated Series Termination Date occurs, the holders of the Class A Certificates will be entitled to receive Available Principal Collections in an amount up to the Class A Invested Amount. After payment in full of the Class A Invested Amount, the holders of the Class B Certificates will be entitled to receive, on each Distribution Date, Available Principal Collections until the earlier of the date the Class B Invested Amount is paid in full and the Stated Series Termination Date. After payment in full of the Class B Invested Amount, the Collateral Interest Holder will be entitled to receive, on each Distribution Date, Available Principal Collections until the earlier of the date the Collateral Invested Amount is paid in full and the Stated Series Termination Date.

SUBORDINATION OF THE CLASS B CERTIFICATES AND THE COLLATERAL INTEREST

     The Class B Certificateholders' Interest and the Collateral Interest will be subordinated to the extent necessary to fund certain payments with respect to the Class A Certificates. In addition, the Collateral Interest will be subordinated to the extent necessary to fund certain payments with respect to the Class B Certificates. Certain principal payments otherwise allocable to the Class B Certificateholders may be reallocated to the Class A Certificateholders and the Class B Invested Amount may be reduced. Similarly, certain principal payments otherwise allocable to the Collateral Interest may be reallocated to the Class A Certificateholders and the Class B Certificateholders and the Collateral Invested Amount may be reduced. If the Collateral Invested Amount is reduced to zero and there are no funds on deposit in the Cash Collateral Account, holders of the Class B Certificates will bear directly the credit and other risks associated with their interest in the Trust. To the extent the Class B Invested Amount is reduced, the percentage of collections of Finance Charge Receivables allocated to the Class B Certificateholders in subsequent Monthly Periods will be reduced. Moreover, to the extent the amount of such reduction in the Class B Invested Amount is not reimbursed, the amount of principal distributable to the Class B Certificateholders will be reduced. If the Class B Invested Amount is reduced to zero, the Class A Certificateholders will bear directly the credit and other risks associated with their undivided interest in the Trust. In the event of a reduction in the Class A Invested Amount, the Class B Invested Amount or the Collateral Invested Amount, the amount of principal and interest available to fund payments with respect to the Class A Certificates and the Class B Certificates will be decreased. See " Allocation Percentages," " Reallocation of Cash
Flows," "  Application of Collections   Excess Spread; Excess Finance
Charge Collections" below.

ALLOCATION PERCENTAGES

     Pursuant to the Pooling and Servicing Agreement, the Servicer will allocate among the Offered Series and all other Series outstanding all collections of Finance Charge Receivables and Principal Receivables and the Defaulted Amount with respect to such Monthly Period as described under
"Description of the Pooling and Servicing Agreement   Allocations" in the
Prospectus and, with respect to the Offered Series specifically, as described below.

     Pursuant to the Pooling and Servicing Agreement, during each Monthly Period, the Servicer will allocate to the Offered Series its Series Allocable Finance Charge Collections, Series Allocable Principal
Collections and Series Allocable Defaulted Amount.

     "Series Allocable Finance Charge Collections," "Series Allocable Principal Collections" and "Series Allocable Defaulted Amount" mean, with respect to the Offered Series and for any Monthly Period, the product of
(a) the Series Allocation Percentage for the Offered Series and (b) the amount of collections of Finance Charge Receivables deposited in the Collection Account, the amount of collections of Principal Receivables deposited in the Collection Account and the amount of all Defaulted Amounts with respect to such Monthly Period, respectively.

     "Series Allocation Percentage" means, with respect to the Offered Series and for any Monthly Period, the percentage equivalent of a fraction, the numerator of which is the sum of the Series Adjusted Invested Amount for the Offered Series as of the last day of the immediately preceding Monthly Period plus the Required Transferor Amount for the Offered Series as of the last day of the immediately preceding Monthly Period and the denominator of which is the Trust Adjusted Invested Amount plus the sum of all Required Transferor Amounts as of such last day.

     "Series Adjusted Invested Amount" means, with respect to the Offered Series and for any Monthly Period, the Series Invested Amount for the Offered Series, less the excess, if any, of all reductions in the Invested Amount (other than any reductions occasioned by payments of principal to the Series Certificateholders or to the Collateral Interest Holder) as of the last day of the preceding Monthly Period over the aggregate amount of any reimbursement of such reductions as of such last day.

     The Series Allocable Finance Charge Collections and the Series Allocable Defaulted Amount for the Offered Series with respect to any Monthly Period will be allocated to the Offered Certificates and the Collateral Interest based on the Floating Allocation Percentage and the remainder of such Series Allocable Finance Charge Collections and Series Allocable Defaulted Amount will be allocated to the Transferor's Interest. The "Floating Allocation Percentage" means, with respect to any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Adjusted Invested Amount as of the last day of the preceding Monthly Period (or with respect to the first Monthly Period, the Initial Invested Amount) and the denominator of which is the product of (a) the sum of the total amount of the Principal Receivables in the Trust as of such day (subject to adjustment to give effect to designations of Additional Accounts and Removed Accounts) (or with respect to the first Monthly Period, the total amount of Principal Receivables in the Trust on the Closing Date) and the principal amount on deposit in the Special Funding Account as of such day and (b) the Series Allocation Percentage.

     Investor Finance Charge Collections (which for any Monthly Period is equal to the product of the Floating Allocation Percentage and the Series Allocable Finance Charge Collections) will be reallocated among all Series in Group I as set forth in "Description of the Pooling and Servicing
Agreement   Reallocations Among Certificates of Different Series within a
Reallocation Group" in the Prospectus. Reallocated Investor Finance Charge Collections allocated to the Offered Series and the Investor Default Amount will be further allocated between the Class A Certificateholders, the Class B Certificateholders and the Collateral Interest Holder in accordance with the Class A Floating Percentage, the Class B Floating Percentage and the Collateral Floating Percentage, respectively. The "Class A Floating Percentage" means, with respect to any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is equal to the Class A Adjusted Invested Amount as of the close of business on the last day of the preceding Monthly Period (or with respect to the first Monthly Period, as of the Closing Date) and the denominator of which is equal to the Adjusted Invested Amount as of the close of business on such day (or, with respect to the first Monthly Period, the Initial Invested Amount). The "Class B Floating Percentage" means, with respect to any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is equal to the Class B Adjusted Invested Amount as of the close of business on the last day of the preceding Monthly Period (or with respect to the first Monthly Period, as of the Closing Date) and the denominator of which is equal to the Adjusted Invested Amount at the close of business on such day (or with respect to the first Monthly Period, the Initial Invested Amount). The "Collateral Floating Percentage" means, with respect to any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is equal to the Collateral Invested Amount as of the close of business on the last day of the preceding Monthly Period (or with respect to the first Monthly Period, as of the Closing Date) and the denominator of which is equal to the Adjusted Invested Amount as of the close of business on such day (or with respect to the first Monthly Period, the Initial Invested Amount).

     The Series Allocable Principal Collections for the Offered Series will be allocated to the Offered Certificates and the Collateral Interest based on the Principal Allocation Percentage and the remainder of such Series Allocable Principal Collections will be allocated to the Transferor's Interest. The "Principal Allocation Percentage" means, with respect to any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is (a) during the Revolving Period, the Series Adjusted Invested Amount for the Offered Series as of the last day of the immediately preceding Monthly Period (or, in the case of the first Monthly Period, the Closing Date) and (b) during the Controlled Accumulation Period or the Early Amortization Period, the Series Adjusted Invested Amount for the Offered Series as of the last day of the Revolving Period and the denominator of which is the product of (i) the sum of the total amount of Principal Receivables in the Trust as of the last day of the immediately preceding Monthly Period (subject to adjustment to give effect to designations of Additional Accounts and Removed Accounts) and the principal amount on deposit in the Special Funding Account as of such last day (or, in the case of the first Monthly Period, the Closing
Date) and (ii) the Series Allocation Percentage for the Offered Series as of the last day of the immediately preceding Monthly Period; provided, however, that because the Offered Certificates are subject to being paired with a future Series, if a Pay Out Event or a Reinvestment Event (as those terms are defined in the related Supplement) occurs with respect to a Paired Series during the Controlled Accumulation Period with respect to the Offered Series, the Transferor may, by written notice delivered to the Trustee and the Servicer, designate a different numerator for the foregoing fraction, provided that such numerator is not less than the Adjusted Invested Amount as of the last day of the revolving period for such Paired Series and the Transferor shall have received written notice from each Rating Agency that such designation will satisfy the Rating Agency Condition and the Transferor shall have delivered to the Trustee a certificate of an authorized officer to the effect that, based on the facts known to such officer at the time, in the reasonable belief of the Transferor, such designation will not cause a Pay Out Event or an event that, after the giving of notice or lapse of time, would constitute a Pay Out Event, to occur with respect to the Offered Series.

     Such amounts so allocated to the Offered Certificates and the Collateral Interest will be further allocated to the Class A Certificateholders, the Class B Certificateholders and the Collateral Interest Holder based on the Class A Principal Percentage, the Class B Principal Percentage and the Collateral Principal Percentage, respectively. The "Class A Principal Percentage" means, with respect to any Monthly Period (a) during the Revolving Period, the percentage equivalent (which shall never exceed 100%) of a fraction, the numerator of which is equal to the Class A Invested Amount as of the last day of the immediately preceding Monthly Period (or, in the case of the first Monthly Period, the Class A Initial Invested Amount), and the denominator of which is equal to the Invested Amount as of such day (or, in the case of the first Monthly Period, the Initial Invested Amount) and (b) during the Controlled Accumulation Period or the Early Amortization Period, the percentage equivalent (which shall never exceed 100%) of a fraction, the numerator of which is the Class A Invested Amount as of the end of the Revolving Period, and the denominator of which is the Invested Amount as of such day. The "Class B Principal Percentage" means, with respect to any Monthly Period,
(i) during the Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class B Invested Amount as of the last day of the immediately preceding Monthly Period (or, in the case of the first Monthly Period, the Class B Initial Invested Amount) and the denominator of which is the Invested Amount as of such day (or, in the case of the first Monthly Period, the Initial Invested Amount) and (ii) during the Controlled Accumulation Period or the Early Amortization Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class B Invested Amount as of the end of the Revolving Period, and the denominator of which is the Invested Amount as of such day. The "Collateral Principal Percentage" means, with respect to any Monthly Period, (i) during the Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Collateral Invested Amount as of the last day of the immediately preceding Monthly Period (or, in the case of the first Monthly Period, the Collateral Initial Invested Amount) and the denominator of which is the Invested Amount as of such day (or in the case of the first Monthly Period, the Initial Invested Amount) and (ii) during the Controlled Accumulation Period or the Early Accumulation Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Collateral Invested Amount as of the end of the Revolving Period, and the denominator of which is the Invested Amount as of such day.

     As used herein, the following terms have the meanings indicated:

          "Class A Invested Amount" for any date means an amount equal to
     (i) the Class A Initial Invested Amount, less (ii) the amount of principal payments made to holders of the Class A Certificates on or prior to such date, less (iii) the excess, if any, of the aggregate amount of Class A Investor Charge-Offs for all prior Distribution Dates over the aggregate amount of any reimbursements of Class A Investor Charge-Offs for all Distribution Dates prior to such date.

          "Class B Invested Amount" for any date means an amount equal to
     (i) the Class B Initial Invested Amount, less (ii) the amount of principal payments made to holders of the Class B Certificates on or prior to such date, less (iii) the aggregate amount of Class B Investor Charge-Offs for all prior Distribution Dates, less (iv) the aggregate amount of Reallocated Principal Collections for all prior Distribution Dates which have been used to fund the Required Amount with respect to such Distribution Dates (excluding any Reallocated Principal Collections that have resulted in a reduction of the Collateral Invested Amount), less (v) an amount equal to the amount by which the Class B Invested Amount has been reduced to cover the Class A Investor Default Amount on all prior Distribution Dates as described herein under " Defaulted Receivables; Investor Charge-Offs," plus
     (vi) the aggregate amount of Excess Spread and Excess Finance Charge Collections allocated to the Offered Series and applied on all prior Distribution Dates for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (iii), (iv) and (v); provided, however, that the Class B Invested Amount may not be reduced below zero.

          "Class A Adjusted Invested Amount" for any date means an amount equal to the then current Class A Invested Amount less the funds on deposit in the Principal Funding Account (up to the Class A Invested Amount) on such date.

          "Class B Adjusted Invested Amount" for any date means an amount equal to the Class B Invested Amount less the funds on deposit in the Principal Funding Account in excess of the Class A Invested Amount on such date.

          "Collateral Invested Amount" for any date means an amount equal to (a) the Collateral Initial Invested Amount, less (b) the aggregate amount of principal payments made to the Collateral Interest Holder prior to such date, less (c) the aggregate amount of Collateral Charge-Offs for all prior Distribution Dates, less (d) the aggregate amount of Reallocated Principal Collections for all prior Distribution Dates, less (e) an amount equal to the aggregate amount by which the Collateral Invested Amount has been reduced to fund the Class A Investor Default Amount and the Class B Investor Default Amount on all prior Distribution Dates as described under " Defaulted Receivables; Investor Charge-Offs," and plus (f) the aggregate amount of Excess Spread and Excess Finance Charge Collections allocated to the Offered Series and applied on all prior Distribution Dates for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c),
     (d) and (e); provided, however, that the Collateral Invested Amount may not be reduced below zero.

          "Invested Amount" for any date means an amount equal to the sum of the Class A Invested Amount, the Class B Invested Amount and the Collateral Invested Amount on such date.

PRINCIPAL FUNDING ACCOUNT

     The Servicer will establish and maintain in the name of the Trustee, on behalf of the Trust, the Principal Funding Account as a deposit account meeting the eligibility requirements specified in the Pooling and Servicing Agreement (an "Eligible Deposit Account") held for the benefit of the Series Certificateholders. During the Controlled Accumulation Period, the Servicer will transfer collections in respect of Principal Receivables, Shared Principal Collections allocated to the Offered Series and other amounts described herein to be treated in the same manner as collections of Principal Receivables from the Collection Account to the Principal Funding Account as described below under " Application of Collections."

     Unless a Pay Out Event has occurred with respect to the Offered Certificates, all amounts on deposit in the Principal Funding Account (the "Principal Funding Account Balance") on any Distribution Date (after giving effect to any deposits to, or withdrawals from, the Principal Funding Account to be made on such Distribution Date) will be invested to the following Distribution Date by the Trustee at the direction of the Servicer in Eligible Investments. On each Distribution Date with respect to the Controlled Accumulation Period the interest and other investment income (net of investment expenses and losses) earned on such investments (the " Principal Funding Investment Proceeds") will be withdrawn from the Principal Funding Account and will be treated as a portion of Class A Available Funds. If such investments with respect to any such Distribution Date yield less than the Class A Certificate Rate, the Principal Funding Investment Proceeds with respect to such Distribution Date will be less than the Covered Amount for such Distribution Date. It is intended that any such shortfall will be funded from other Class A Available Funds (including a withdrawal from the Reserve Account, if necessary, as described below under " Reserve Account"). The Available Reserve Account Amount at any time will be limited and there can be no assurance that sufficient funds will be available to fund any such shortfall. The "Covered Amount" for any Distribution Date with respect to the Controlled Accumulation Period or the first Distribution Date with respect to the Early Amortization Period Date, means if such Distribution Date occurs prior to the payment in full of the Class A Invested Amount, an amount equal to one-twelfth of the product of
(i) the weighted average of the Class A Certificate Rate and the Class B Certificate Rate and (ii) the Principal Funding Account Balance, if any, as of the preceding Distribution Date.

RESERVE ACCOUNT

     The Servicer will establish and maintain in the name of the Trustee, on behalf of the Trust, an Eligible Deposit Account for the benefit of the Class A Certificateholders and the Collateral Interest Holder (the "Reserve Account"). The Reserve Account is established to assure the subsequent distribution of interest on the Class A Certificates as provided in this Prospectus Supplement during the Controlled Accumulation Period. On each Distribution Date from and after the Reserve Account Funding Date, but prior to the termination of the Reserve Account, the Trustee, acting pursuant to the Servicer's instructions, will apply Excess Spread and Excess Finance Charge Collections allocated to the Offered Series (in the order of priority described below under " Application of Collections Excess Spread; Excess Finance Charge Collections") to increase the amount on deposit in the Reserve Account (to the extent such amount is less than the Required Reserve Account Amount). In addition, on each such Distribution Date, the Transferor will have the option, but will not be required, to make a deposit in the Reserve Account to the extent that the amount on deposit in the Reserve Account, after giving effect to any Excess Spread and Excess Finance Charge Collections allocated and available to be deposited in the Reserve Account on such Distribution Date, is less than the Required Reserve Account Amount. The "Reserve Account Funding Date" will be the Distribution Date with respect to the Monthly Period that commences three months prior to the Distribution Date with respect to the first Monthly Period in the Controlled Accumulation Period, or such earlier date as the Transferor may determine. The "Required Reserve Account Amount" for any Distribution Date on or after the Reserve Account Funding Date will be equal to 0.5% of the Class A Invested Amount as of the preceding Distribution Date, or any other amount designated by the Transferor provided that the Transferor has received written notice from each Rating Agency that such designation will satisfy the Rating Agency Condition. On each Distribution Date, after giving effect to any deposit to be made to, and any withdrawal to be made from, the Reserve Account on such Distribution Date, the Trustee will withdraw from the Reserve Account an amount equal to the excess, if any, of the amount on deposit in the Reserve Account over the Required Reserve Account Amount and shall distribute such excess to the Collateral Interest Holder for application in accordance with the terms of the Loan Agreement.

     Provided that the Reserve Account has not terminated as described below, all amounts on deposit in the Reserve Account on any Distribution Date (after giving effect to any deposits to, or withdrawals from, the Reserve Account to be made on such Distribution Date) will be invested to the following Distribution Date by the Trustee at the direction of the Servicer in Eligible Investments. The interest and other investment income (net of investment expenses and losses) earned on such investments will be retained in the Reserve Account (to the extent the amount on deposit therein is less than the Required Reserve Account Amount) or deposited in the Collection Account and treated as collections of Finance Charge Receivables allocable to the Offered Series.

     On or before each Distribution Date with respect to the Controlled Accumulation Period and on the first Distribution Date with respect to the Early Amortization Period, a withdrawal will be made from the Reserve Account, and the amount of such withdrawal will be deposited in the Collection Account and included in collections of Finance Charge Receivables in an amount equal to the lesser of (a) the Available Reserve Account Amount with respect to such Distribution Date and (b) the excess, if any, of the Covered Amount with respect to such Distribution Date over the Principal Funding Investment Proceeds with respect to such Distribution Date; provided that the amount of such withdrawal will be reduced to the extent that funds otherwise would be available to be deposited in the Reserve Account on such Distribution Date. On each Distribution Date, the amount available to be withdrawn from the Reserve Account (the "Available Reserve Account Amount") will be equal to the lesser of the amount on deposit in the Reserve Account (before giving effect to any deposit to be made to the Reserve Account on such Distribution Date) and the Required Reserve Account Amount for such Distribution Date.

     The Reserve Account will be terminated following the earlier to occur of (a) the termination of the Trust pursuant to the Pooling and Servicing Agreement, (b) the date on which the Offered Certificates are paid in full and (c) if the Controlled Accumulation Period has not commenced, the occurrence of a Pay Out Event with respect to the Offered Certificates or, if the Controlled Accumulation Period has commenced, the earlier of the first Distribution Date with respect to the Early Amortization Period and the Class A Scheduled Payment Date. Upon the termination of the Reserve Account, all amounts on deposit therein (after giving effect to any withdrawal from the Reserve Account on such date as described above) will be distributed to the Collateral Interest Holder for application in accordance with the terms of the Loan Agreement. Any amounts withdrawn from the Reserve Account and distributed to the Collateral Interest Holder as described above will not be available for distribution to the Class A Certificateholders.

REALLOCATION OF CASH FLOWS

     With respect to each Distribution Date, on each Determination Date, the Servicer will determine the amount (the "Class A Required Amount"), which will be equal to the amount, if any, by which (a) the sum of (i) Class A Monthly Interest for such Distribution Date, (ii) any Class A Outstanding Monthly Interest, (iii) any Class A Additional Interest, (iv) if the Bank or an affiliate of the Bank is no longer the Servicer, the Class A Servicing Fee for such Distribution Date and any unpaid Class A Servicing Fee and (v) the Class A Investor Default Amount, if any, for such Distribution Date exceeds the Class A Available Funds for the related Monthly Period. If the Class A Required Amount is greater than zero, Excess Spread and Excess Finance Charge Collections allocated to the Offered Series and available for such purpose will be used to fund the Class A Required Amount with respect to such Distribution Date. If such Excess Spread and Excess Finance Charge Collections are insufficient to fund the Class A Required Amount, the amounts, if any, available on deposit in the Cash Collateral Account will be used to fund the remaining Class A Required Amount. If such amounts on deposit in the Cash Collateral Account are insufficient to fund the remaining Class A Required Amount,collections of Principal Receivables allocable first to the Collateral Invested Amount and then to the Class B Certificates for the related Monthly Period (" Reallocated Principal Collections") will then be used to fund the remaining Class A Required Amount. If Reallocated Principal Collections with respect to the related Monthly Period, together with Excess Spread and Excess Finance Charge Collections allocated to the Offered Series, and the amounts, if any, available on deposit in the Cash Collateral Account are insufficient to fund the Class A Required Amount for such related Monthly Period, then the Collateral Invested Amount (after giving effect to reductions for any Collateral Charge-Offs and Reallocated Principal Collections on such Distribution Date) will be reduced by the amount of such excess (but not by more than the Class A Investor Default Amount for such Distribution Date). In the event that such reduction would cause the Collateral Invested Amount to be a negative number, the Collateral Invested Amount will be reduced to zero, and the Class B Invested Amount (after giving effect to reductions for any Class B Investor Charge-Offs and any Reallocated Class B Principal Collections for which the Collateral Invested Amount was not reduced on such Distribution Date) will be reduced by the amount by which the Collateral Invested Amount would have been reduced below zero (but not by more than the excess of the Class A Investor Default amount, if any, for such Distribution Date over the amount of such reduction, if any, of the Collateral Invested Amount with respect to such Distribution Date). In the event that such reduction would cause the Class B Invested Amount to be a negative number, the Class B Invested Amount will be reduced to zero and the Class A Invested Amount will be reduced by the amount by which the Class B Invested Amount would have been reduced below zero (but not by more than the excess, if any, of the Class A Investor Default Amount for such Distribution Date over the amount of the reductions, if any, of the Collateral Invested Amount and the Class B Invested Amount with respect to such Distribution Date as described above). Any such reduction in the Class A Invested Amount will have the effect of slowing or reducing the return of principal and interest to the Class A Certificateholders. In such case, the Class A Certificateholders will bear directly the credit and other risks associated with their undivided interest in the Trust. See " Defaulted Receivables; Investor Charge-Offs" below.

     With respect to each Distribution Date, on each Determination Date, the Servicer will determine the amount (the "Class B Required Amount"), which will be equal to the sum of (a) the amount, if any, by which the sum of (i) Class B Monthly Interest for such Distribution Date, (ii) any Class B Outstanding Monthly Interest, (iii) any Class B Additional Interest, and
(iv) if the Bank or an affiliate of the Bank is no longer the Servicer, the Class B Servicing Fee for such Distribution Date and any unpaid Class B Servicing Fee exceeds the Class B Available Funds for the related Monthly Period and (b) the Class B Investor Default Amount. If the Class B Required Amount is greater than zero, Excess Spread and Excess Finance Charge Collections allocated to the Offered Series and not required to pay the Class A Required Amount or reimburse Class A Investor Charge-Offs will be used to fund the Class B Required Amount with respect to such Distribution Date. If such Excess Spread and Excess Finance Charge Collections available with respect to such Distribution Date are less than the Class B Required Amount, the amounts, if any, available on deposit in the Cash Collateral Account not required to fund the Class A Required Amount will be used to fund the remaining Class B Required Amount. If such amounts on deposit in the Cash Collateral Account are insufficient to fund the remaining Class B Required Amount, Reallocated Principal Collections allocable to the Collateral Interest and not required to fund the Class A Required Amount for the related Monthly Period will then be used to fund the remaining Class B Required Amount. If such Reallocated Principal Collections allocable to the Collateral Interest with respect to the related Monthly Period are insufficient to fund the remaining Class B Required Amount, then the Collateral Invested Amount (after any adjustments made thereto for the benefit of the Class A Certificateholders) will be reduced by the amount of such insufficiency (but not by more than the Class B Investor Default Amount for such Distribution Date). In the event that such reduction would cause the Collateral Invested Amount to be a negative number, the Collateral Invested Amount will be reduced to zero, and the Class B Invested Amount will be reduced by the amount by which the Collateral Invested Amount would have been reduced below zero (but not by more than the excess of the Class B Investor Default Amount for such Distribution Date over the amount of such reduction of the Collateral Invested Amount), and the Class B Certificateholders will bear directly the credit and other risks associated with their undivided interests in the Trust. See " Defaulted Receivables; Investor Charge-Offs" below.

     Reductions of the Class A Invested Amount or Class B Invested Amount shall thereafter be reimbursed and the Class A Invested Amount or Class B Invested Amount increased on each Distribution Date by the amount, if any, of Excess Spread and Excess Finance Charge Collections allocable and available to reimburse such amounts. See " Application of Collections Excess Spread; Excess Finance Charge Collections" below. When such reductions of the Class A Invested Amount and Class B Invested Amount have been fully reimbursed, reductions of the Collateral Invested Amount shall be reimbursed to the extent of the full amount of any prior reduction thereof.

APPLICATION OF COLLECTIONS

     Payment of Fees, Interest and Other Items. On each Distribution Date, the Trustee, acting pursuant to the Servicer's instructions, will apply the Class A Available Funds, Class B Available Funds and Collateral Available Funds (see " Interest Payments" above) on deposit in the Collection Account in the following priority:

          (A) On each Distribution Date, an amount equal to the Class A Available Funds with respect to such Distribution Date will be distributed in the following priority:

          (i) an amount equal to Class A Monthly Interest for such Distribution Date, plus any Class A Outstanding Monthly Interest, plus additional interest with respect to any such Class A Outstanding Monthly Interest at a rate equal to the Class A Certificate Rate plus 2% per annum (the "Class A Additional Interest"), will be distributed to holders of the Class A Certificates;

          (ii) if the Bank or an affiliate of the Bank is no longer the Servicer, an amount equal to the Class A Servicing Fee for such Distribution Date, plus the amount of any Class A Servicing Fee previously due but not distributed to the Servicer on a prior Distribution Date, will be distributed to the Servicer;

          (iii) an amount equal to the Class A Investor Default Amount for such Distribution Date will be treated as a portion of Available Principal Collections for such Distribution Date; and

          (iv) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed or deposited as described under " Excess Spread; Excess Finance Charge Collections" below.

          (B) On each Distribution Date, an amount equal to the Class B Available Funds with respect to such Distribution Date will be distributed in the following priority:

          (i) an amount equal to Class B Monthly Interest for such Distribution Date, plus the amount of any Class B Outstanding Monthly Interest, plus any additional interest with respect to any such Class B Outstanding Monthly Interest at a rate equal to the Class B Certificate Rate plus 2% per annum ("Class B Additional Interest"), will be distributed to the holders of the Class B Certificates;

          (ii) if the Bank or an affiliate of the Bank is no longer the Servicer, an amount equal to the Class B Servicing Fee for such Distribution Date, plus the amount of any Class B Servicing Fee previously due but not distributed to the Servicer on a prior Distribution Date, will be distributed to the Servicer; and

          (iii) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed or deposited as described under " Excess Spread; Excess Finance Charge Collections" below.

          (C) On each Distribution Date, an amount equal to the Collateral Available Funds with respect to such Distribution Date will be distributed or deposited in the following priority:

          (i) if the Bank or an affiliate of the Bank is no longer the Servicer, an amount equal to the Collateral Interest Servicing Fee for such Distribution Date, plus the amount of any Collateral Interest Servicing Fee previously due but not distributed to the Servicer on a prior Distribution Date, will be paid to the Servicer; and

          (ii) the balance, if any, will constitute a portion of Excess Spread and will be allocated and distributed or deposited as described under " Excess Spread; Excess Finance Charge Collections" below.

     "Class A Monthly Interest" means, with respect to any Distribution Date, an amount equal to one-twelfth of the product of the Class A Certificate Rate and (ii) the outstanding principal balance of the Class A Certificates as of the close of business on the preceding Record Date (or with respect to the initial Distribution Date, the Closing Date).

     "Class A Outstanding Monthly Interest" means, with respect to any Distribution Date, the amount of Class A Monthly Interest previously due but not paid to the Class A Certificateholders.

     "Class B Monthly Interest" means, with respect to any Distribution Date, an amount equal to one-twelfth of the product of (i) the Class B Certificate Rate and (ii) the Class B Invested Amount as of the close of business on the last day of the preceding Record Date (or with respect to the initial Distribution Date, the Closing Date).

     "Class B Outstanding Monthly Interest" means, with respect to any Distribution Date, the amount of Class B Monthly Interest previously due but not paid to the Class B Certificateholders.

     "Collateral Available Funds" means, with respect to any Monthly Period, an amount equal to the Collateral Floating Percentage of the sum of the Reallocated Investor Finance Charge Collections (including any investment earnings and certain other amounts that are to be treated as collections of Finance Charge Receivables allocable to the Offered Series in accordance with the Pooling and Servicing Agreement and the Offered Series Supplement) and the amounts withdrawn from the Yield Supplement Account on the related Distribution Date.

     "Excess Spread" means, with respect to any Distribution Date, an amount equal to the sum of the amounts described in clause (A)(iv) above, clause (B)(iii) above and clause (C)(ii) above.

     Excess Spread; Excess Finance Charge Collections. On each Distribution Date, the Trustee, acting in accordance with the applicable monthly Servicer's Certificate, will apply Excess Spread and Excess Finance Charge Collections allocated to the Offered Series with respect to the related Monthly Period, to make the following distributions or deposits in the following priority:

          (a) an amount equal to the Class A Required Amount, if any, with respect to the related Monthly Period will be used to fund any deficiency pursuant to clauses (i), (ii) and (iii) above under " Payment of Fees, Interest and Other Items" in such order of priority;

          (b) an amount equal to the aggregate amount of Class A Investor Charge-Offs which have not been previously reimbursed will be treated as a portion of Available Principal Collections for such Distribution Date as described under " Payments of Principal" below;

          (c) an amount equal to the Class B Required Amount, if any, with respect to such Distribution Date will be (I) used to fund any deficiency pursuant to clauses (B)(i) and (ii) above under " Payment of Fees, Interest and Other Items" in such order of priority and then
     (II) treated, up to the Class B Investor Default Amount, as a portion of Available Principal Collections for such Distribution Date;

          (d) an amount equal to the aggregate amount by which the Class B Invested Amount has been reduced pursuant to clauses (iii), (iv) and
     (v) of the definition of "Class B Invested Amount" under " Allocation Percentages" above (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) will be treated as a portion of Available Principal Collections for such Distribution Date;

          (e) an amount equal to Collateral Monthly Interest for such Distribution Date, plus the amount of any Collateral Monthly Interest previously due but not distributed to the Collateral Interest Holder on a prior Distribution Date and any Collateral Additional Interest previously due but not distributed to the Collateral Interest Holder on a prior Distribution Date, will be distributed to the Collateral Interest Holder for application in accordance with the Loan Agreement;

          (f) an amount equal to the Monthly Servicing Fee due but not paid to the Servicer on such Distribution Date or a prior Distribution Date shall be paid to the Servicer;

          (g) an amount equal to the Collateral Default Amount shall be treated as a portion of Available Principal Collections with respect to such Distribution Date;

          (h) an amount equal to the aggregate amount by which the Collateral Invested Amount has been reduced pursuant to clauses (c),
     (d) and (e) of the definition of "Collateral Invested Amount" under " Allocation Percentages" above (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) shall be treated as a portion of Available Principal Collections for such Distribution Date;

          (i) an amount up to the excess, if any, of the Required Cash Collateral Amount over the amount that would otherwise remain in the Cash Collateral Account on such Distribution Date will be deposited into the Cash Collateral Account;

          (j) on each Distribution Date from and after the Reserve Account Funding Date, but prior to the date on which the Reserve Account terminates as described under " Reserve Account" above, an amount up to the excess, if any, of the Required Reserve Account Amount over the Available Reserve Account Amount shall be deposited into the Reserve Account;

          (k) an amount equal to the aggregate of any other amounts then required to be applied pursuant to the Loan Agreement among the Transferor, the Trustee, the Servicer and the Collateral Interest Holder (the "Loan Agreement") (to the extent such amounts are required to be applied pursuant to the Loan Agreement out of Excess Spread and Excess Finance Charge Collections) shall be distributed to the Collateral Interest Holder for application in accordance with the Loan Agreement; and

          (l) the balance, if any, will constitute a portion of Excess Finance Charge Collections for such Distribution Date and will be available for allocation to other Excess Allocation Series or to the holders of the Transferor Certificates as described in "Description of
     the Pooling and Servicing Agreement   Sharing of Excess Finance Charge
     Collections Among Excess Allocation Series" in the Prospectus.

     "Collateral Monthly Interest" means, with respect to any Distribution Date, an amount equal to the product of (i)(A) a fraction, the numerator of which is the actual number of days in the period from and including the preceding Distribution Date to but excluding such Distribution Date and the denominator of which is 360, times (B) the Collateral Rate and (ii) the Collateral Invested Amount as of the preceding Record Date; provided, however, with respect to the first Distribution Date, Collateral Monthly Interest shall be equal to the interest accrued on the Collateral Initial Invested Amount at the Collateral Rate for the period from the Closing Date to but excluding the first Distribution Date.

     "Collateral Rate" means a rate specified in the Loan Agreement not to exceed one-month LIBOR plus [1.00]% per annum.

     "Collateral Additional Interest" means, with respect to any Distribution Date, additional interest with respect to Collateral Monthly Interest due but not paid to the Collateral Interest Holder on a prior Distribution Date at a rate equal to the Collateral Rate.

     Payments of Principal. On each Distribution Date, the Trustee, acting pursuant to the Servicer's instructions, will distribute Available Principal Collections (see " Principal Payments" above) on deposit in the Collection Account in the following priority:

          (i) on each Distribution Date with respect to the Revolving Period, all such Available Principal Collections will be distributed or deposited in the following priority:

          (A) an amount equal to the Collateral Monthly Principal will be paid to the Collateral Interest Holder to be applied in accordance with the terms of the Loan Agreement; and

          (B) the balance will be treated as Shared Principal Collections and applied as described under "Description of the Pooling and
     Servicing Agreement   Shared Principal Collections" in the Prospectus;

          (ii) on each Distribution Date with respect to the Controlled Accumulation Period, all such Available Principal Collections will be distributed or deposited in the following priority:

          (A) an amount equal to the lesser of (x) the Controlled Deposit Amount and (y) the sum of the Class A Adjusted Invested Amount and the Class B Adjusted Invested Amount will be deposited in the Principal Funding Account;

          (B) for each Distribution Date before the Class B Invested Amount is paid in full with respect to which a reduction in the Required Enhancement Amount has occurred, an amount equal to the Collateral Monthly Principal will be paid to the Collateral Interest Holder to be applied in accordance with the Loan Agreement;

          (C) for each Distribution Date beginning on the Distribution Date on which the Class B Invested Amount is paid in full, an amount up to the Collateral Invested Amount will be paid to the Collateral Interest Holder to be applied in accordance with the Loan Agreement; and

          (D) for each Distribution Date, the balance, if any, of Available Principal Collections not applied pursuant to paragraphs (A) and (B) or (C) (as applicable) above will be treated as Shared Principal Collections and applied as described under "Description of
     the Pooling and Servicing Agreement   Shared Principal Collections" in
     the Prospectus; and

          (iii) on each Distribution Date with respect to the Early Amortization Period, all such Available Principal Collections will be distributed as follows:

          (A) an amount up to the Class A Adjusted Invested Amount will be distributed to the Class A Certificateholders;

          (B) for each Distribution Date beginning on the Distribution Date on which the Class A Invested Amount is paid in full, an amount up to the Class B Adjusted Invested Amount will be distributed to the Class B Certificateholders;

          (C) for each Distribution Date beginning on the Distribution Date on which the Class B Invested Amount is paid in full, an amount up to the Collateral Invested Amount will be paid to the Collateral Interest Holder; and

          (D) for each Distribution Date, after giving effect to paragraphs (A), (B) and (C) above, an amount equal to the balance, if any, of such Available Principal Collections will be allocated to Shared Principal Collections and applied in accordance with the Pooling and Servicing Agreement.

     "Controlled Accumulation Amount" means for any Distribution Date with respect to the Controlled Accumulation Period, $________; provided, however, that, if the commencement of the Controlled Accumulation Period is delayed as described above under " Principal Payments," the Controlled Accumulation Amount for each Distribution Date with respect to the Controlled Accumulation Period may be different for each Distribution Date with respect to the Controlled Accumulation Period and will be determined by the Transferor in accordance with the Offered Series Supplement based on the principal payment rates for the Accounts and on the invested amounts of other Principal Sharing Series that are scheduled to be in their revolving periods and then scheduled to create Shared Principal Collections during the Controlled Accumulation Period.

     "Deficit Controlled Accumulation Amount" means (a) on the first Distribution Date with respect to the Controlled Accumulation Period, the excess, if any, of the Controlled Accumulation Amount for such Distribution Date over the amount deposited in the Principal Funding Account on such Distribution Date and (b) on each subsequent Distribution Date with respect to the Controlled Accumulation Period, the excess, if any, of the Controlled Deposit Amount for such subsequent Distribution Date over the amount deposited in the Principal Funding Account on such subsequent Distribution Date.

     "Controlled Deposit Amount" shall mean, for any Distribution Date with respect to the Controlled Accumulation Period, an amount equal to the sum of the Controlled Accumulation Amount for such Distribution Date and any Deficit Controlled Accumulation Amount for the immediately preceding Distribution Date.

     "Collateral Monthly Principal" means (a) with respect to any Distribution Date relating to the Revolving Period, an amount equal to the lesser of (i) the excess, if any, of the sum of the Collateral Invested Amount (after giving effect to reductions for any Collateral Charge-Offs and Reallocated Principal Collections on such Distribution Date and after giving effect to any adjustments thereto for the benefit of the holders of the Offered Certificates on such Distribution Date) and the amount on deposit in the Cash Collateral Account (after giving effect to any deposits to be made therein or withdrawals to be made therefrom on such Distribution
Date) over the Required Enhancement Amount on such Distribution Date, and
(ii) the Available Principal Collections on such Distribution Date or (b) with respect to any Distribution Date relating to the Controlled Accumulation Period an amount equal to the lesser of (i) the excess, if any, of the sum of the Collateral Invested Amount (after giving effect to reductions for any Collateral Charge-Offs and Reallocated Principal Collections on such Distribution Date and after giving effect to any adjustments thereto for the benefit of the holders of the Offered Certificates on such Distribution Date) and the amount on deposit in the Cash Collateral Account (after giving effect to any deposits to be made therein on such Distribution Date) over the Required Enhancement Amount on such Distribution Date, and (ii) the excess, if any, of (A) the Available Principal Collections on such Distribution Date over (B) the lesser of (x) the Controlled Deposit Amount and (y) the sum of the Class A Adjusted Invested Amount and the Class B Adjusted Invested Amount for such Distribution Date.

YIELD SUPPLEMENT ACCOUNT


     The Offered Certificates will have the benefit of an account (the " Yield Supplement Account"), which will be held in the name of the Trustee for the benefit of the holders of the Offered Certificates. On the Closing Date, the Transferor will deposit $__________ (the "Initial Yield Supplement Deposit") into the Yield Supplement Account from the proceeds of the issuance of the Offered Certificates. On each Distribution Date, an amount equal to the Yield Supplement Draw Amount will be released and deposited into the Collection Account and will be treated as collections of Finance Charge Receivables allocable to the Offered Certificates. The Yield Supplement Account will not be replenished following the withdrawals of amounts on deposit therein on any Distribution Date. The "Yield Supplement Draw Amount" means ___% of the Initial Yield Supplement Deposit for the six Distribution Dates from and including the______ ___, 199_ Distribution Date through and including the ______ ___, 1998 Distribution Date, and ___% of the Initial Yield Supplement Deposit for the six Distribution Dates from and including the ______ ___, 1998 Distribution Date through and including the ______ ___, 199_ Distribution Date. See
"Description of the Certificates   Yield Supplement Account."


CASH COLLATERAL ACCOUNT; REQUIRED ENHANCEMENT AMOUNT

     The Servicer will establish and maintain in the name of the Trustee, on behalf of the Trust, an Eligible Deposit Account for the benefit of the holders of the Offered Certificates and the Collateral Interest Holder (the "Cash Collateral Account"). Amounts on deposit in the Cash Collateral Account are part of the Credit Enhancement for the Offered Certificates.

     The Cash Collateral Account will have an initial Available Cash Collateral Amount of $________. On each Distribution Date, the amount available to be withdrawn from the Cash Collateral Account (the "Available Cash Collateral Amount") will be equal to the lesser of (i) the amount on deposit in the Cash Collateral Account (before giving effect to any deposit to, or withdrawal from, the Cash Collateral Account on such Distribution
Date) and (ii) the Required Cash Collateral Amount. The "Required Cash Collateral Amount" means, on any date of determination, the Required Enhancement Amount less the Collateral Invested Amount, or any higher amount designated by the Transferor.

     The "Required Enhancement Amount" with respect to any Distribution Date means (a) $___________ on the initial Distribution Date and (b) on any Distribution Date thereafter, an amount equal to the greater of (i) ___% of the sum of the Class A Adjusted Invested Amount and the Class B Invested Amount on such Distribution Date, after taking into account deposits into the Principal Funding Account on such Distribution Date and payments to be made on such Distribution Date, and the Collateral Invested Amount on the prior Distribution Date after any adjustments made on such prior Distribution Date and (ii) the sum of (A) the product of (I) $__________,
(II) _% and (III) a fraction the numerator of which is the Available Cash Collateral Amount as of the immediately preceding Distribution Date and the denominator of which is the Total Enhancement as of such immediately preceding Distribution Date (in each case after giving effect to all deposits, withdrawals and payments made with respect to such immediately preceding Distribution Date) and (B) the product of (I) $_____________,
(II) __% and (III) a fraction the numerator of which is equal to the Collateral Invested Amount as of the immediately preceding Distribution Date and the denominator of which is the Total Enhancement as of such immediately preceding Distribution Date (in each case after giving effect to all deposits, withdrawals and payments made with respect to such immediately preceding Distribution Date); provided, however, (1) that if certain reductions in the Collateral Invested Amount are made or if a Pay Out Event occurs, the Required Enhancement Amount for such Distribution Date shall equal the Required Enhancement Amount for the Distribution Date immediately preceding the occurrence of such reduction or Pay Out Event,
(2) in no event shall the Required Enhancement Amount exceed the unpaid principal amount of the Offered Certificates as of the last day of the Monthly Period preceding such Distribution Date after taking into account payments to be made on such Distribution Date and (3) the Required Enhancement Amount may be reduced to a lesser amount at any time if the Rating Agency Condition is satisfied. "Total Enhancement" means, on any date of determination, the sum of the Available Cash Collateral Amount and the Collateral Invested Amount.

     With respect to any Distribution Date, if the Available Enhancement Amount is less than the Required Enhancement Amount, Excess Spread and Excess Finance Charge Collections allocated to the Offered Series and available for such purposes will be allocated to increase the Collateral Invested Amount to the extent of certain prior unreimbursed reductions thereof and then deposited in the Cash Collateral Account to the extent of
such shortfall. See "  Application of Collections   Excess Spread; Excess
Finance Charge Collections."

     All amounts on deposit in the Cash Collateral Account on any Distribution Date (after giving effect to any deposits to, or withdrawals from, the Cash Collateral Account to be made on such Distribution Date) will be invested to the following Distribution Date by the Trustee at the direction of the Servicer in Eligible Investments. The interest and other investment income (net of investment expenses and losses) earned on such investments will be retained in the Cash Collateral Account (to the extent the amount on deposit therein is less than the Required Cash Collateral Amount) or deposited in the Collection Account and treated as collections of Finance Charge Receivables allocable to the Offered Series.

     Under certain circumstances specified in the Loan Agreement, the Transferor will have the option to elect to deposit certain amounts held pursuant to the Loan Agreement into the Cash Collateral Account, which will result in a reduction of the Collateral Invested Amount. Any such election will have the effect of converting all or a portion of the Credit Enhancement in the form of the Collateral Interest into Credit Enhancement in the form of amounts on deposit in the Cash Collateral Account.

DEFAULTED RECEIVABLES; INVESTOR CHARGE-OFFS

     On each Determination Date, the Servicer will calculate the Investor Default Amount for the preceding Monthly Period. The term "Investor Default Amount" means, for any Monthly Period, the product of (i) the Floating Allocation Percentage with respect to such Monthly Period and (ii) the Series Allocable Defaulted Amount for such Monthly Period. A portion of the Investor Default Amount will be allocated to the Class A Certificates (the "Class A Investor Default Amount") on each Distribution Date in an amount equal to the product of the Class A Floating Percentage applicable during the related Monthly Period and the Investor Default Amount for such Monthly Period. A portion of the Investor Default Amount will be allocated to the Class B Certificates (the "Class B Investor Default Amount") in an amount equal to the product of the Class B Floating Percentage applicable during the related Monthly Period and the Investor Default Amount for such Monthly Period. An amount equal to the Class A Investor Default Amount for each Monthly Period will be paid from Class A Available Funds, Excess Spread and Excess Finance Charge Collections allocated to the Offered Series, from amounts on deposit in the Cash Collateral Account to the extent of the Available Cash Collateral Amount and from Reallocated Principal Collections, if applicable, and applied as described above in "
Application of Collections   Payment of Fees, Interest and Other Items." An
amount equal to the Class B Investor Default Amount for each Monthly Period will be paid from Excess Spread and Excess Finance Charge Collections allocated to the Offered Series, from amounts on deposit in the Cash Collateral Account to the extent of the Available Cash Collateral Amount remaining after application thereof with respect to the Class A Required Amount and from Reallocated Principal Collections allocable to the Collateral Invested Amount, if applicable, and applied as described above
under "  Application of Collections   Excess Spread; Excess Finance Charge
Collections."

     On each Distribution Date, if the Class A Required Amount for such Distribution Date exceeds the sum of Excess Spread and Excess Finance Charge Collections allocable to the Offered Series, amounts on deposit in the Cash Collateral Account to the extent of the Available Cash Collateral Amount and Reallocated Principal Collections, the Collateral Invested Amount (after giving effect to reductions for any Collateral Charge-Offs and any Reallocated Principal Collections on such Distribution Date) will be reduced by the amount of such excess, but not by more than the lesser of the Class A Investor Default Amount and the Collateral Invested Amount (after giving effect to reductions for any Collateral Charge-Offs and any Reallocated Principal Collections on such Distribution Date) for such Distribution Date. In the event that such reduction would cause the Collateral Invested Amount to be a negative number, the Collateral Invested Amount will be reduced to zero, and the Class B Invested Amount (after giving effect to reductions for any Class B Investor Charge-Offs and any Reallocated Class B Principal Collections on such Distribution Date) will be reduced by the amount by which the Collateral Invested Amount would have been reduced below zero, but not by more than the excess, if any, of the Class A Investor Default Amount for such Distribution Date over the amount of such reduction, if any, of the Collateral Invested Amount with respect to such Distribution Date. In the event that such reduction would cause the Class B Invested Amount to be a negative number, the Class B Invested Amount will be reduced to zero, and the Class A Invested Amount will be reduced by the amount by which the Class B Invested Amount would have been reduced below zero, but not by more than the excess, if any, of the Class A Investor Default Amount for such Distribution Date over the amount of the reductions, if any, of the Collateral Invested Amount and of the Class B Invested Amount with respect to such Distribution Date as described above (a "Class A Investor Charge-Off"), which will have the effect of slowing or reducing the return of principal to the holders of the Class A Certificates. If the Class A Invested Amount has been reduced by the amount of any Class A Investor Charge-Offs, it will thereafter be increased on any Distribution Date (but not by an amount in excess of the aggregate Class A Investor Charge-Offs) by the amount of Excess Spread and Excess Finance Charge Collections allocable to the Offered Series available for such
purpose as described above under "  Application of Collections   Excess
Spread; Excess Finance Charge Collections."

     On each Distribution Date, if the Class B Required Amount for such Distribution Date exceeds the sum of Excess Spread and Excess Finance Charge Collections allocable to the Offered Series and not required to pay the Class A Required Amount or reimburse Class A Investor Charge-Offs, amounts on deposit in the Cash Collateral Account to the extent of the Available Cash Collateral Amount not required to fund the Class A Required Amount and Reallocated Principal Collections allocable to the Collateral Interest and not required to fund the Class A Required Amount, then the Collateral Invested Amount (after giving effect to reductions for any Collateral Charge-Offs and any Reallocated Principal Collections on such Distribution Date and after giving effect with respect to any adjustments thereto as described in the preceding paragraph) will be reduced by the amount of such excess, but not by more than the lesser of the Class B Investor Default Amount and the Collateral Invested Amount (after giving effect to reductions for any Collateral Charge-Offs and any Reallocated Principal Collections on such Distribution Date and after giving effect with respect to any adjustments thereto as described in the preceding paragraph) for such Monthly Period. In the event that such reduction would cause the Collateral Invested Amount to be a negative number, the Collateral Invested Amount will be reduced to zero, and the Class B Invested Amount will be reduced by the amount by which the Collateral Invested Amount would have been reduced below zero, but not by more than the excess, if any, of the Class B Investor Default Amount for such Distribution Date over the amount of such reduction, if any, of the Collateral Invested Amount with respect to such Distribution Date (a "Class B Investor Charge-Off"). The Class B Invested Amount will also be reduced by the amount of Reallocated Principal Collections in excess of the Collateral Invested Amount (after giving effect to reductions for any Collateral Charge-Offs and any Reallocated Principal Collections on such Distribution Date) and the amount of any portion of the Class B Invested Amount allocated to the Class A Certificates to avoid a reduction in the Class A Invested Amount. The Class B Invested Amount will thereafter be increased on any Distribution Date (but not by an amount in excess of the amount of such reductions in the Class B Invested Amount) by the amount of Excess Spread and Excess Finance Charge Collections allocable to the Offered Series available for such purpose as described above under "
Application of Collections   Excess Spread; Excess Finance Charge
Collections."

     On each Distribution Date, if the Collateral Floating Percentage of the Investor Default Amount (the "Collateral Default Amount") for such Distribution Date exceeds the amount of Excess Spread and Excess Finance Charge Collections allocated to the Offered Series which is allocated and available to fund such amount as described under " Application of
Collections   Excess Spread; Excess Finance Charge Collections," and
amounts on deposit in the Cash Collateral Account to the extent of the Available Cash Collateral Amount not required to fund the Class A Required Amount or the Class B Required Amount, the Collateral Invested Amount will be reduced by the amount of such excess but not more than the lesser of the Collateral Default Amount and the Collateral Invested Amount for such Distribution Date (a "Collateral Charge-Off"). The Collateral Interest will also be reduced by the amount of Reallocated Principal Collections and the amount of any portion of the Collateral Invested Amount allocated to the Class A Certificates to avoid a reduction in the Class A Invested Amount or to the Class B Certificates to avoid a reduction in the Class B Invested Amount. The Collateral Invested Amount will thereafter be increased on any Distribution Date (but not by an amount in excess of the amount of such reductions in the Collateral Invested Amount) by the amount of Excess Spread and Excess Finance Charge Collections allocated to the Offered Series allocated and available for that purpose as described under "
Application of Collections   Excess Spread; Excess Finance Charge
Collections."

PAIRED SERIES

     The Offered Certificates may be paired with one or more other Series (each, a "Paired Series") at or after the commencement of the Controlled Accumulation Period. As funds are accumulated in the Principal Funding Account, the invested amount in the Trust of such Paired Series will increase by up to a corresponding amount. Upon payment in full of the Offered Certificates, assuming that there have been no unreimbursed charge-offs with respect to any related Paired Series, the aggregate invested amount of such related Paired Series will have been increased by an amount up to an aggregate amount equal to the Invested Amount paid to or deposited for the benefit of the Series Certificateholders after the Offered Certificates were paired with the Paired Series. The issuance of a Paired Series will be subject to the conditions described under "Description of
the Pooling and Servicing Agreement   New Issuances" in the Prospectus.
There can be no assurance, however, that the terms of any Paired Series might not have an impact on the timing or amount of payments received by
the Series Certificateholders. See "Risk Factors   Issuance of New Series"
and "Description of the Pooling and Servicing Agreement   Paired Series" in
the Prospectus.

PAY OUT EVENTS

     The "Pay Out Events" with respect to the Offered Certificates will include each of the following:

          (a) the occurrence of an Insolvency Event relating to the Transferor or the occurrence of certain events of insolvency with respect to the Bank unless, in the latter case, the Rating Agency Condition is satisfied with respect to the deletion of the Bank from this Pay Out Event;

          (b) the Trust becomes an investment company within the meaning of the Investment Company Act of 1940, as amended;

          (c) a failure on the part of the Transferor (i) to make any payment or deposit required under the Pooling and Servicing Agreement or the Offered Series Supplement within five business days after the day such payment or deposit is required to be made; or (ii) to observe or perform any other covenants or agreements of the Transferor set forth in the Pooling and Servicing Agreement or the Offered Series Supplement, which failure has a material adverse effect on the Series Certificateholders and which continues unremedied for a period of 60 days after written notice;

          (d) any representation or warranty made by the Transferor in the Pooling and Servicing Agreement or the Offered Series Supplement or any information required to be given by the Transferor to the Trustee to identify the Accounts proves to have been incorrect in any material respect when made and continues to be incorrect in any material respect for a period of 60 days after written notice and as a result of which the interests of the Series Certificateholders are materially and adversely affected; provided, however, that a Pay Out Event shall not be deemed to occur thereunder if the Transferor has repurchased the related Receivables or all such Receivables, if applicable, during such period in accordance with the provisions of the Pooling and Servicing Agreement;

          (e) a failure by the Transferor to make an Addition to the Trust within five business days after the day on which it is required to make such Addition pursuant to the Pooling and Servicing Agreement or the Offered Series Supplement;

          (f)  the occurrence of any Servicer Default;

          (g) a reduction of the average Series Adjusted Portfolio Yield for any three consecutive Monthly Periods to a rate less than the average of the Base Rates for such three Monthly Periods; and

          (h) the Transferor is unable for any reason to transfer Receivables to the Trust in accordance with the Pooling and Servicing Agreement or the Offered Series Supplement.

     Then, in the case of any event described in subparagraph (c), (d) or
(f), after the applicable grace period, if any, set forth in such subparagraphs, either the Trustee or the holders of Offered Certificates evidencing more than 50% of the aggregate unpaid principal amount of Offered Certificates by notice then given in writing to the Transferor and the Servicer (and to the Trustee if given by the Series Certificateholders) may declare that a Pay Out Event has occurred with respect to the Offered Series as of the date of such notice, and, in the case of any event described in subparagraph (a), (b), (e), (g) or (h), a Pay Out Event shall occur with respect to the Offered Series without any notice or other action on the part of the Trustee immediately upon the occurrence of such event.

     For purposes of the Pay Out Event described in clause (g) above, the terms "Base Rate" and "Series Adjusted Portfolio Yield" will be defined as follows with respect to the Offered Certificates:

          "Base Rate" means, with respect to any Monthly Period, the annualized percentage equivalent of a fraction, the numerator of which is equal to the sum of Class A Monthly Interest, Class B Monthly Interest, Collateral Monthly Interest and the Monthly Servicing Fee with respect to the Offered Certificates and the Collateral Interest for the related Distribution Date and the denominator of which is the Invested Amount as of the last day of the preceding Monthly Period.

          "Series Adjusted Portfolio Yield" means, with respect to any Monthly Period, the annualized percentage equivalent of a fraction,
     (A) the numerator of which is equal to (a) Reallocated Investor Finance Charge Collections (including any investment earnings and certain other amounts that are to be treated as collections of Finance Charges Receivables allocable to the Offered Series in accordance with the Pooling and Servicing Agreement) for such Monthly Period, plus (b) the amount of Principal Funding Investment Proceeds for the related Distribution Date, plus (c) provided that each Rating Agency has consented to the inclusion thereof in calculating the Series Adjusted Portfolio Yield, any Excess Finance Charge Collections that are allocated to the Offered Series, plus (d) the amount of funds withdrawn from the Reserve Account and included in Class A Available Funds for the Distribution Date with respect to such Monthly Period and plus (e) the aggregate amount of funds withdrawn from the Yield Supplement Account and included in Class A Available Funds, Class B Available Funds and Collateral Available Funds for the Distribution Date with respect to such Monthly Period, and less (f) the Investor Default Amount for the Distribution Date with respect to such Monthly Period, and (B) the denominator of which is the Invested Amount as of the last day of the preceding Monthly Period.

     If the proceeds of any sale of the Receivables following the occurrence of an Insolvency Event with respect to the Transferor, as
described in the Prospectus under "Description of the Certificates   Pay
Out Events and Reinvestment Events," allocated to the Class A Invested Amount and the proceeds of any collections on the Receivables in the Collection Account and any amounts on deposit in the Interest Funding Account are not sufficient to pay in full the remaining amount due on the Class A Certificates, the Class A Certificateholders will suffer a corresponding loss and no such proceeds will be available to the Class B Certificateholders.

SERVICING COMPENSATION AND PAYMENT OF EXPENSES

     The share of the Servicing Fee allocable to the Series Certificateholders and the Collateral Interest Holder with respect to any Distribution Date (the "Monthly Servicing Fee") shall be equal to one-twelfth of the product of (a) 2.0% (the "Servicing Fee Rate") and (b) (i) the Adjusted Invested Amount as of the last day of the Monthly Period preceding such Distribution Date, less (ii) the product of (A) any amount on deposit in the Special Funding Account as of the last day of the Monthly Period preceding such Distribution Date and (B) the Series Allocation Percentage for the Offered Series with respect to such Monthly Period (the amount calculated pursuant to this clause (b) is referred to as the " Servicing Base Amount"); provided, however, with respect to the first
Distribution Date, the Monthly Servicing Fee shall be equal to $       .
On each Distribution Date a portion of Interchange with respect to the related Monthly Period that is on deposit in the Collection Account will be withdrawn from the Collection Account and paid to the Servicer in payment of a portion of the Monthly Servicing Fee with respect to such Monthly Period ("Servicer Interchange"). The Servicer Interchange for any Monthly Period will be an amount equal to the portion of collections of Finance Charge Receivables allocated to the Invested Amount with respect to such Monthly Period that is attributable to Interchange; provided, however, that Servicer Interchange for a Monthly Period may not exceed one-twelfth of the product of the Adjusted Invested Amount, as of the last day of such Monthly Period and (ii) .75%. In the case of any insufficiency of Servicer Interchange on deposit in the Collection Account on any Distribution Date, a portion of the Monthly Servicing Fee with respect to such Monthly Period will not be paid to the extent of such insufficiency and in no event shall the Trust, the Trustee or the holders of the Offered Certificates or the Collateral Interest Holder be liable for the share of the Monthly Servicing Fee to be paid out of Servicer Interchange. The share of the Monthly Servicing Fee allocable to the Class A Certificateholders with respect to any Distribution Date (the "Class A Servicing Fee") shall be equal to one-twelfth of the product of (a) the Class A Floating Percentage, (b) 1.25% (the "Net Servicing Fee Rate") and (c) the Servicing Base Amount; provided, however, that with respect to the first Distribution Date, the Class A Servicing Fee shall be equal to $________. The share of the Monthly Servicing Fee allocable to the Class B Certificateholders with respect to any Distribution Date (the "Class B Servicing Fee") shall be equal to one-twelfth of the product of (a) the Class B Floating Percentage, (b) the Net Servicing Fee Rate and (c) the Servicing Base Amount; provided, however, that with respect to the first Distribution Date, the Class B Servicing Fee shall be equal to $_______. The share of the Monthly Servicing Fee allocable to the Collateral Interest with respect to any Distribution Date (the "Collateral Interest Servicing Fee") shall be equal to one-twelfth of the product of (a) the Collateral Floating Percentage, (b) the Net Servicing Fee Rate and (c) the Servicing Base Amount; provided, however, that with respect to the first Distribution Date, the Collateral Interest Servicing Fee shall be equal to $_______. The remainder of the Servicing Fee shall be paid by the holders of the Transferor Certificates or the certificateholders of other Series (as provided in the related
Supplements) and in no event will the Trust, the Trustee or the Series Certificateholders be liable for the share of the Servicing Fee to be paid by the holders of the Transferor Certificates or the certificateholders of any other Series.

SERIES TERMINATION

     If, on the Distribution Date which is two months prior to the Stated Series Termination Date, the Invested Amount (after giving effect to all changes therein on such date) exceeds zero, the Servicer will, within the 40-day period beginning on such date, solicit bids for the sale of interests in the Principal Receivables or certain Principal Receivables, together in each case with the related Finance Charge Receivables, in an amount equal to the Invested Amount at the close of business on the last day of the Monthly Period preceding the Termination Date (after giving effect to all distributions required to be made on the Termination Date other than from the proceeds of the sale). The Transferor and the Collateral Interest Holder will be entitled to participate in, and to receive notice of each bid submitted in connection with, such bidding process. Upon the expiration of such 40-day period, the Trustee will determine (a) which bid is the highest cash purchase offer (the "Highest Bid") and (b) the amount (the "Available Final Distribution Amount") which otherwise would be available in the Collection Account on the Termination Date for distribution to the Series Certificateholders and the Collateral Interest Holder. The Servicer will sell such Receivables on the Termination Date to the bidder who provided the Highest Bid and will deposit the proceeds of such sale in the Collection Account for allocation (together with the Available Final Distribution Amount) to the Offered Certificateholders' Interest and the Collateral Interest in the order of priority specified herein.

REPORTS

     No later than the second business day prior to each Distribution Date, the Servicer will forward to the Trustee, the Paying Agent, each Rating Agency and the Collateral Interest Holder, a statement (the "Monthly Report") prepared by the Servicer setting forth certain information with respect to the Trust and the Class A Certificates and the Class B Certificates, including: (a) the aggregate amount of Principal Receivables and Finance Charge Receivables in the Trust as of the end of such Monthly Period; (b) the Invested Amount, the Class A Invested Amount, the Class B Invested Amount and the Collateral Invested Amount at the close of business on the last day of the preceding Monthly Period; (c) the amounts on deposit in the Yield Supplement Account, the Cash Collateral Account and the Available Credit Enhancement at the close of business on the last day of the preceding Monthly Period; (d) the Series Allocation Percentage, the Floating Allocation Percentage, the Class A Floating Percentage, the Class B Floating Percentage and the Collateral Floating Percentage and the Principal Allocation Percentage, the Class A Principal Percentage, the Class B Principal Percentage and the Collateral Principal Percentage; (e) the amount of collections of Principal Receivables and Finance Charge Receivables processed during the related Monthly Period and the portion thereof allocated to the Offered Certificateholders' Interest; (f) the aggregate outstanding balance of Accounts that were 30, 60 and 90 days or more delinquent as of the end of such Monthly Period; (g) the Investor Default Amount, the Class A Investor Default Amount, the Class B Investor Default Amount and the Collateral Default Amount and the Defaulted Amount with respect to such Monthly Period; (h) the aggregate amount, if any, of Class A Investor Charge-Offs, Class B Investor Charge-Offs, any reductions in the Class B Invested Amount pursuant to clauses (iv) and (v) of the
definition of "Class B Invested Amount," under "   Allocation Percentages"
above, and the amounts by which the Collateral Invested Amount has been reduced pursuant to clauses (c), (d) and (e) of the definition of "Collateral Invested Amount" under " - Allocation Percentages" above, and any Class A or Class B Investor Charge-Offs reimbursed on the related Monthly Period, for such Monthly Period; (i) the Monthly Servicing Fee, Class A Servicing Fee, Class B Servicing Fee and Collateral Interest Servicing Fee for such Monthly Period; (j) the Series Adjusted Portfolio Yield for such Monthly Period; (k) the Base Rate for such Monthly Period;
(l) Reallocated Principal Collections; and (m) Shared Principal
Collections.

                                UNDERWRITING

     Subject to the terms and conditions set forth in the underwriting agreement (the "Underwriting Agreement") among the Transferor, the Bank, the underwriters of the Class A Certificates named below (the "Class A Underwriters") and the underwriters of the Class B Certificates named below (the "Class B Underwriters," and together with the Class A Underwriters, the "Underwriters"), the Transferor has agreed to cause the Trust to sell to the Underwriters, and the Underwriters have agreed to purchase, the principal amount of the Class A Certificates and Class B Certificates set forth opposite their names:


                                                          PRINCIPAL
                                                          AMOUNT OF
                       UNDERWRITERS OF THE CLASS A          CLASS A
                               CERTIFICATES              CERTIFICATES

                Merrill Lynch, Pierce, Fenner & Smith
                            Incorporated                 $


                                                         $
                         Total  . . . . . . . .


                                                          PRINCIPAL
                                                          AMOUNT OF
                       UNDERWRITERS OF THE CLASS B          CLASS A
                               CERTIFICATES              CERTIFICATES

                Merrill Lynch, Pierce, Fenner & Smith
                            Incorporated                 $

                                                         $
                         Total  . . . . . . . .

     The Underwriting Agreement provides that the obligation of the Class A Underwriters to pay for and accept delivery of the Class A Certificates and the obligation of the Class B Underwriters to pay for and accept delivery of the Class B Certificates are subject to the approval of certain legal matters by their counsel and to certain other conditions. All of the Offered Certificates will be issued if any are issued.

     The Underwriters presently intend to make a market in the Offered Certificates; however, they are not obligated to do so, any market-making may be discontinued at any time, and there can be no assurance that an active public market for the Offered Certificates will develop.

     If the Underwriters create a short position in the Offered
Certificates in connection with the offering, i.e., if they sell more Offered Certificates than are set forth on the cover page of this Prospectus Supplement, the Underwriters may reduce that short position by purchasing Offered Certificates in the open market.

     In general, the purchase of a security for the purpose of stabilization or to reduce a short position could cause the price of the security to be higher than it might be in the absence of such purchase.

     None of the Transferor, the Servicer, or the Underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the prices of the Offered Certificates. In addition, none of the Transferor, the Servicer, or the Underwriters makes any representation that the Underwriters will engage in such transactions or that such transactions, once commenced, will not be discontinued without not ice.

     The Class A Underwriters propose initially to offer the Class A Certificates to the public at the price set forth on the cover page hereof and to certain dealers at such price less concessions not in excess of
% of the principal amount of the Class A Certificates. The Class A Underwriters may allow, and such dealers may reallow, concessions not in
excess of       % of the principal amount of the Class A Certificates to
certain brokers and dealers. After the initial public offering, the public offering price and other selling terms may be changed by the Class A Underwriters.

     The Class B Underwriters propose initially to offer the Class B Certificates to the public at the price set forth on the cover page hereof
and to certain dealers at such price less concessions not in excess of    %
of the principal amount of the Class B Certificates. The Class B Underwriters may allow, and such dealers may reallow, concessions not in
excess of    % of the principal amount of the Class B Certificates to
certain brokers and dealers. After the initial public offering, the public offering price and other selling terms may be changed by the Class B Underwriters.


     Each Underwriter has represented and agreed that (a) it has only issued, distributed or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issue of the Offered Certificates to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 or is a person to whom such document may otherwise lawfully be issued or passed on, (b) it has complied and will comply with all applicable provisions of the Financial Services Act 1986 with respect to anything done by it in relation to the Offered Certificates in, from or otherwise involving the United Kingdom and (c) if that Underwriter is an authorized person under the Financial Services Act 1986, it has only promoted and will only promote (as that term is defined in Regulation 1.02(2) of the Financial Services (Promotion of Unregulated Schemes) Regulations 1991) to any person in the United Kingdom the scheme described herein if that person is a kind described either in Section 76(2) of the Financial Services Act 1986 or in Regulation 1.04 of the Financial Services (Promotion of Unregulated Schemes) Regulations 1 991.


     The Transferor and the Bank will indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or contribute to payments the Underwriters may be required to make in respect thereof. The Underwriters have agreed to reimburse the Transferor for certain expenses of the issuance and distribution of the Offered Certificates.


                               LEGAL MATTERS

     Certain legal matters relating to the Offered Certificates will be passed upon for the Transferor and the Trust by Skadden, Arps, Slate, Meagher & Flom LLP. Certain legal matters will be passed upon for the Underwriters by Orrick, Herrington & Sutcliffe LLP. Certain legal matters relating to the federal tax consequences of the issuance of the Offered Certificates will be passed upon for the Transferor by Skadden, Arps, Slate, Meagher & Flom LLP.


                           INDEX OF DEFINED TERMS


Accounts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . S-1
Adjusted Invested Amount  . . . . . . . . . . . . . . . . . . . . . . . S-6
Available Cash Collateral Amount  . . . . . . . . . . . . . . . . . . . S-39
Available Enhancement Amount  . . . . . . . . . . . . . . . . . . . . . S-13
Available Final Distribution Amount . . . . . . . . . . . . . . . . . . S-44
Available Principal Collections . . . . . . . . . . . . . . . . . . . . S-28
Available Reserve Account Amount  . . . . . . . . . . . . . . . . . . . S-33
Average Receivables Outstanding . . . . . . . . . . . . . . . . . . . . S-20
Bank  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-1
Base Rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . S-43
Cash Collateral Account . . . . . . . . . . . . . . . . . . . . . S-10, S-39
Class A Additional Interest . . . . . . . . . . . . . . . . . . . . . . S-35
Class A Adjusted Invested Amount  . . . . . . . . . . . . . . . . .S-6, S-31
Class A Available Funds . . . . . . . . . . . . . . . . . . . . . . . . S-27
Class A Certificateholders' Interest  . . . . . . . . . . . . . . . . .  S-5
Class A Certificates  . . . . . . . . . . . . . . . . . . . . . .   S-1, S-4
Class A Floating Percentage . . . . . . . . . . . . . . . . . . . . . . S-30
Class A Initial Invested Amount . . . . . . . . . . . . . . . . . . . .  S-4
Class A Invested Amount . . . . . . . . . . . . . . . . . . . . . .S-5, S-31
Class A Investor Charge-Off . . . . . . . . . . . . . . . . . . . S-12, S-41
Class A Investor Default Amount . . . . . . . . . . . . . . . . . . . . S-40
Class A Monthly Interest  . . . . . . . . . . . . . . . . . . . . . . . S-36
Class A Outstanding Monthly Interest  . . . . . . . . . . . . . . . . . S-36
Class A Principal Percentage  . . . . . . . . . . . . . . . . . . . . . S-31
Class A Required Amount . . . . . . . . . . . . . . . . . . . . . S-10, S-33
Class A Scheduled Payment Date  . . . . . . . . . . . . . . . . . . S-2, S-8
Class A Servicing Fee . . . . . . . . . . . . . . . . . . . . . . . . . S-44
Class A Underwriters  . . . . . . . . . . . . . . . . . . . . . . . . . S-45
Class B Additional Interest . . . . . . . . . . . . . . . . . . . . . . S-35
Class B Adjusted Invested Amount  . . . . . . . . . . . . . . . . .S-6, S-32
Class B Available Funds . . . . . . . . . . . . . . . . . . . . . . . . S-27
Class B Certificateholders' Interest  . . . . . . . . . . . . . . . . .  S-5
Class B Certificates  . . . . . . . . . . . . . . . . . . . . . . . S-1, S-4
Class B Floating Percentage . . . . . . . . . . . . . . . . . . . . .   S-30
Class B Initial Invested Amount . . . . . . . . . . . . . . . . . . . .  S-4
Class B Invested Amount . . . . . . . . . . . . . . . . . . . . . .S-6, S-31
Class B Investor Charge-Off . . . . . . . . . . . . . . . . . . . S-13, S-41
Class B Investor Default Amount . . . . . . . . . . . . . . . . . . .   S-40
Class B Monthly Interest  . . . . . . . . . . . . . . . . . . . . . . . S-36
Class B Outstanding Monthly Interest  . . . . . . . . . . . . . . . . . S-36
Class B Principal Percentage  . . . . . . . . . . . . . . . . . . . . . S-31
Class B Required Amount . . . . . . . . . . . . . . . . . . . . . S-11, S-34
Class B Scheduled Payment Date  . . . . . . . . . . . . . . . . . .  S-2,S-8
Class B Servicing Fee . . . . . . . . . . . . . . . . . . . . . . . . . S-44
Class B Underwriters  . . . . . . . . . . . . . . . . . . . . . . . . . S-45
Closing Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-4
Code  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . S-16
Collateral Additional Interest  . . . . . . . . . . . . . . . . . . . . S-37
Collateral Available Funds  . . . . . . . . . . . . . . . . . . . . . . S-36
Collateral Charge-Off . . . . . . . . . . . . . . . . . . . . . . . . . S-41
Collateral Default Amount . . . . . . . . . . . . . . . . . . . . S-37, S-41
Collateral Floating Percentage  . . . . . . . . . . . . . . . . . . . . S-30
Collateral Initial Invested Amount  . . . . . . . . . . . . . . . . . . S-4
Collateral Interest . . . . . . . . . . . . . . . . . . . . . . . . . . S-5
Collateral Interest Holder  . . . . . . . . . . . . . . . . . . . . . . S-5
Collateral Interest Servicing Fee . . . . . . . . . . . . . . . . . . . S-44
Collateral Invested Amount  . . . . . . . . . . . . . . . . . . . .S-6, S-32
Collateral Monthly Interest . . . . . . . . . . . . . . . . . . . . . . S-37
Collateral Monthly Principal  . . . . . . . . . . . . . . . . . . . . . S-39
Collateral Principal Percentage . . . . . . . . . . . . . . . . . . . . S-31
Collateral Rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . S-37
Controlled Accumulation Amount  . . . . . . . . . . . . . . . . . . . . S-38
Controlled Accumulation Period  . . . . . . . . . . . . . . . . . . . .  S-8
Controlled Accumulation Period Length . . . . . . . . . . . . . . . . . S-28
Controlled Deposit Amount . . . . . . . . . . . . . . . . . . . . . . . S-39
Covered Amount  . . . . . . . . . . . . . . . . . . . . . . . . . . . . S-32
Deficit Controlled Accumulation Amount  . . . . . . . . . . . . . . . . S-38
Distribution Date . . . . . . . . . . . . . . . . . . . . . . . . .S-2, S-27
Early Amortization Period . . . . . . . . . . . . . . . . . . . . . . . S-9
Eligible Deposit Account  . . . . . . . . . . . . . . . . . . . . . . . S-32
Enhancement Invested Amount . . . . . . . . . . . . . . . . . . . . . .  S-5
ERISA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   S-16
Excess Spread . . . . . . . . . . . . . . . . . . . . . . . . . . S-11, S-36
Floating Allocation Percentage  . . . . . . . . . . . . . . . . . . . . S-30
Group I . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . S-14
Highest Bid . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . S-44
Initial Cash Collateral Amount  . . . . . . . . . . . . . . . . . . . . S-10
Initial Invested Amount . . . . . . . . . . . . . . . . . . . . . . . .  S-4
Invested Amount . . . . . . . . . . . . . . . . . . . . . . . . . . . . S-5
Investor Default Amount . . . . . . . . . . . . . . . . . . . . . . . . S-40
Loan Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . S-37
Monthly Report  . . . . . . . . . . . . . . . . . . . . . . . . . . . . S-44
Monthly Servicing Fee . . . . . . . . . . . . . . . . . . . . . . . . . S-43
Net Servicing Fee Rate  . . . . . . . . . . . . . . . . . . . . . . . . S-44
Offered Certificateholders' Interest  . . . . . . . . . . . . . . . . .  S-5
Offered Certificates  . . . . . . . . . . . . . . . . . . . . . . . S-1, S-4
Offered Series Supplement . . . . . . . . . . . . . . . . . . . . . .   S-17
Paired Series . . . . . . . . . . . . . . . . . . . . . . . . . . . . . S-42
Pay Out Events  . . . . . . . . . . . . . . . . . . . . . . . . . . . . S-42
PFRFC . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-1
Pooling and Servicing Agreement . . . . . . . . . . . . . . . . . . . .  S-1
Principal Allocation Percentage . . . . . . . . . . . . . . . . . . . . S-30
Principal Funding Account . . . . . . . . . . . . . . . . . . . . . .   S-17
Principal Funding Account Balance . . . . . . . . . . . . . . . . S-17, S-32
Principal Funding Investment Proceeds . . . . . . . . . . . . . . . . . S-32
Reallocated Principal Collections . . . . . . . . . . . . . . . . .S-8, S-34
Receivables . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . S-1
Record Date . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . .S-27
Required Amount . . . . . . . . . . . . . . . . . . . . . . . . . . .   S-11
Required Cash Collateral Amount . . . . . . . . . . . . . . . . . . . . S-39
Required Enhancement Amount . . . . . . . . . . . . . . . . . . . S-13, S-39
Required Reserve Account Amount . . . . . . . . . . . . . . . . . S-32, S-33
Required Transferor Amount  . . . . . . . . . . . . . . . . . . . . . . S-4
Reserve Account . . . . . . . . . . . . . . . . . . . . . . . . . . . . S-32
Reserve Account Funding Date  . . . . . . . . . . . . . . . . . . . . . S-33
Revolving Period  . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-8
Series Adjusted Invested Amount . . . . . . . . . . . . . . . . . . . . S-29
Series Adjusted Portfolio Yield . . . . . . . . . . . . . . . . . . . . S-43
Series Allocable Defaulted Amount . . . . . . . . . . . . . . . . . . . S-29
Series Allocable Finance Charge Collections . . . . . . . . . . . . . . S-29
Series Allocable Principal Collections  . . . . . . . . . . . . . . . . S-29
Series Allocation Percentage  . . . . . . . . . . . . . . . . . . . . . S-29
Series Cut-Off Date . . . . . . . . . . . . . . . . . . . . . . . . . .  S-8
 Servicer  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   S-1
Servicer Interchange  . . . . . . . . . . . . . . . . . . . . . . .  . .S-43
Servicing Base Amount . . . . . . . . . . . . . . . . . . . . . . . . . S-43
Servicing Fee Rate  . . . . . . . . . . . . . . . . . . . . . . . . . . S-43
Stated Series Termination Date  . . . . . . . . . . . . . . . . . . . .  S-8
Total Enhancement . . . . . . . . . . . . . . . . . . . . . . . . S-14, S-40
Transferor  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . S-1
Transferor's Interest . . . . . . . . . . . . . . . . . . . . . . . . . S-5
Trust . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-1, S-4
Trust Portfolio . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-19
Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . S-1
Underwriters  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . S-45
Underwriting Agreement  . . . . . . . . . . . . . . . . . . . . . . . . S-45
Yield Supplement Account  . . . . . . . . . . . . . . . . . . . .S-10, S-39




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No dealer, salesman or other person has been authorized to give any information or to make any representations not contained in this Prospectus Supplement or the accompanying Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Transferor. Neither this Prospectus Supplement nor the accompanying Prospectus constitutes an offer or a solicitation by anyone in any state in which such offer or solicitation is not qualified or to anyone to whom it is unlawful to make such offer or solicitation. Neither the delivery of this Prospectus Supplement or the accompanying Prospectus, nor any sale made hereunder shall, under any circumstances, create any implication that there has been no change in the affairs of the Transferor since the date hereof or thereof or that the information contained or incorporated by reference herein or therein is correct as of any time subsequent to its date.

                              _______________

                             TABLE OF CONTENTS

                           PROSPECTUS SUPPLEMENT

                                                  PAGE
                       Summary of Series
                       Terms . . . . . . . .       S-4
                       Risk Factors  . . . .       S-17
                       Maturity Considera-
                        tions  . . . . . . .       S-17
                       The Bank Portfolio  .       S-19
                       The Receivables . . .       S-24
                       Use of Proceeds . . .       S-25
                       The Servicer  . . . .       S-25
                       Series Provisions . .       S-25
                       Underwriting  . . . .       S-43
                       Legal Matters . . . .       S-45
                       Index of Defined Terms      S-46

                              PROSPECTUS


                       Prospectus Supplement.        v
                       Reports to Certifi-
                         cateholders  . . . .        v
                        Available Information        v
                       Incorporation of
                       Certain Documents by
                         Reference . . . . .         v
                       Prospectus Summary. .         1
                       Risk Factors  . . . .        17
                       Use of Proceeds . . .        25
                       The Trust . . . . . .        26
                       Credit Card Activities       26
                       The Bank  . . . . . .        31
                       Partners First Receiv-
                         ables Funding
                         Corporation . . . . .      31
                       The Accounts  . . . . .      31
                       Description of the
                         Certificates  . . . .      32
                       Description of the
                       Pooling and Servicing
                       Agreement . . . . . . .      40
                       Description of the
                       Purchase Agreements . .      60
                       Certain Legal Aspects
                       of the Receivables  . .      61
                       U.S. Federal Income
                            Tax Consequences .      65
                       ERISA Considerations  .      70
                       Plan of Distribution  .      73
                       Legal Matters . . . . .      74
                       Index of Defined Terms.      75



UNTIL _____ (90 DAYS AFTER THE DATE OF THIS PROSPECTUS SUPPLEMENT), ALL DEALERS EFFECTING TRANSACTIONS IN THE OFFERED CERTIFICATES WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, MAY BE REQUIRED TO DELIVER A PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS IS IN ADDITION TO THE OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS SUPPLEMENT AND PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.

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                           PARTNERS FIRST CREDIT
                             CARD MASTER TRUST


                          $_________ ___% CLASS A
                               SERIES 1997-1
                         ASSET BACKED CERTIFICATES

                         $___________ ___% CLASS B
                               SERIES 1997-1
                         ASSET BACKED CERTIFICATES


                         PARTNERS FIRST RECEIVABLES
                            FUNDING CORPORATION
                                 TRANSFEROR

                               PARTNERS FIRST
                               NATIONAL BANK
                                  SERVICER
                              _______________


                           PROSPECTUS SUPPLEMENT
                             ____________, 1997
                              _______________

                  UNDERWRITERS OF THE CLASS A CERTIFICATES
             MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED






                  UNDERWRITERS OF THE CLASS B CERTIFICATES
             MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED


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